UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2016

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAR    03.31.16

ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

May 12, 2016

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund (the “Fund”) for the annual reporting period ended March 31, 2016. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

Investment Objective and Policies

The Fund seeks high current income, and secondarily, capital appreciation. The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 3-4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 96-99.

Investment Results

The table on page 5 shows the Fund’s performance compared with its blended benchmark and its components for the six- and 12-month periods ended March 31, 2016. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”, local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), and the Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

The Fund underperformed the blended benchmark for both periods. Sector positioning detracted for both periods, mainly from an underweight to quasi-sovereigns and emerging-market sovereigns, relative to the benchmark. Security selection detracted for both periods, specifically within investment-grade corporates and emerging-market sovereigns. Currency positioning detracted for the six-month period, yet contributed for the 12-month period. For the six-month period, an overweight US dollar position, as well as underweight positions in the Brazilian real and Malaysian ringgit, detracted. During the 12-month period an overweight US dollar position along with underweights in the Mexican peso and South African rand contributed. Yield-curve positioning detracted for the six-month period, mainly from positioning on the long end of the US yield curve, yet was immaterial to performance for the 12-month period.

The Fund utilized derivatives including variance swaps and written options for investment purposes, and credit default swaps for hedging and investment purposes, which added to performance for both periods, in absolute terms. Futures for hedging purposes had an immaterial impact for the six-month period and detracted during the 12-month period; currency forwards for hedging and investment purposes detracted during the six-month period and added during the 12-month period; purchased options for investment purposes detracted during both periods; interest-rate swaps for hedging purposes added during the six-month period and detracted during the 12-month period; total return swaps for investment purposes had an immaterial impact for both periods.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	1

Market Review and Investment Strategy

Bond markets were volatile for the six- and 12-month periods ended March 31, 2016, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. In February oil prices reached $26 per barrel, their lowest level since May 2003, ultimately ending the period at $38 per barrel. These dynamics caused volatility within government bond yields, with the yield on the US 10-Year Treasury ranging from 2.5% to 1.7%, ultimately ending the period at 1.8%. Adding to the volatility, the US Federal Reserve raised the target on official rates by 25 basis points in December, lifting the range to 0.25%-0.50%, which was the first rate hike in nine years.

In other markets, including Europe and Japan, further accommodative monetary policy measures were introduced. The European Central Bank delivered further quantitative easing measures by cutting the deposit rate and increasing monthly bond purchases. Additionally, the Bank of Japan decreased its deposit rate early in 2016.

In emerging markets, political and economic instability across regions negatively affected the investment environment, as slower growth in China, Brazil and other emerging-market economies caused further pressure on credit markets throughout most of the reporting period. However, in mid-February, many risk assets rallied on the back of oil prices moving higher. March 2016 was the strongest month for high-yield securities in almost five years.

For the 12-month period, investment-grade bonds outperformed US high-yield bonds. Emerging-market hard currency government bonds (US dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities) outperformed the US 10-Year Treasury. However, emerging-market local currency government bonds (local emerging-market bonds denominated in domestic currency of issuing country) underperformed the US 10-Year Treasury. Since fixed-income markets were volatile during both the six- and 12-month periods, the Fund was positioned at the lower end of its risk range, with underweights to emerging-market sovereigns and emerging-market currencies. However, towards the end of the reporting period, mainly during March, the risk budget of the Fund was slightly raised by increasing exposure to emerging-market sovereigns and emerging-market currencies.

2	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.abglobal.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 120.

Benchmark Disclosure

The JPM® GBI-EM (local currency-denominated), the JPM® EMBI Global, and the Barclays US Corporate HY 2% Issuer Capped Index are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. AllianceBernstein L.P. will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MARCH 31, 2016 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein Global High Income Fund (NAV)	3.17%	-0.59%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Barclays US Corporate HY 2% Issuer Capped Index	6.03%	-0.58%

JPM GBI-EM (local currency-denominated)	10.04%	-2.54%

JPM EMBI Global	6.85%	4.36%

Barclays US Corporate HY 2% Issuer Capped Index	1.23%	-3.66%

The Fund’s market price per share on March 31, 2016 was $11.66. The Fund’s NAV per share on March 31, 2016 was $12.64. For additional financial highlights, please see pages 101-102.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,090.3

*	All data are as of March 31, 2016. The Fund’s security type is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.9% or less in the following security types: Common Stocks, Inflation-Linked Securities, Investment Companies, Local Governments – Municipal Bonds, Local Governments – Regional Bonds, Options Purchased – Puts, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

6	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

*	All data are as of March 31, 2016. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.7% or less in the following countries: Angola, Argentina, Australia, Barbados, Bermuda, Cayman Islands, Chile, Colombia, Croatia, Denmark, El Salvador, Finland, Ghana, Guatemala, India, Indonesia, Ivory Coast, Jamaica, Kenya, Macau, New Zealand, Norway, Pakistan, Peru, Portugal, Serbia, South Africa, Spain, Sri Lanka, Sweden, Trinidad & Tobago, Turkey, United Arab Emirates, Uruguay, Venezuela and Zambia.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 49.7%
Industrial – 41.6%
Basic – 2.6%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	556	$316,920
Aleris International, Inc. 7.875%, 11/01/20		664	561,080
ArcelorMittal 6.125%, 6/01/18-6/01/25		1,342	1,292,350
8.00%, 10/15/39		1,099	956,130
Ashland, Inc. 4.75%, 8/15/22		501	508,515
Cliffs Natural Resources, Inc. 8.25%, 3/31/20(a)		1,111	958,237
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		2,100	2,000,250
Constellium NV 5.75%, 5/15/24(a)		400	287,000
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		867	693,600
6.75%, 2/01/22		1,197	921,690
Freeport-McMoRan, Inc. 2.375%, 3/15/18		647	572,595
5.40%, 11/14/34		629	385,263
5.45%, 3/15/43		1,217	745,412
Ineos Finance PLC 4.00%, 5/01/23(a)	EUR	790	872,737
INEOS Group Holdings SA 5.75%, 2/15/19(a)		322	373,915
5.875%, 2/15/19(a)	U.S.$	538	542,035
Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		2,034	1,749,240
Lundin Mining Corp. 7.50%, 11/01/20(a)		396	378,180
7.875%, 11/01/22(a)		837	795,150
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(c)		2,857	142,850
Momentive Performance Materials, Inc. 3.88%, 10/24/21		1,772	1,280,270
8.875%, 10/15/20(d)(e)(f)		1,772	– 0	–^
Novacap International SAS 4.84% (EURIBOR 3 Month + 5.00%), 5/01/19(a)(g)	EUR	329	372,508
Novelis, Inc. 8.75%, 12/15/20(h)	U.S.$	1,663	1,678,466
Peabody Energy Corp. 6.00%, 11/15/18		3,891	272,370

8	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)	U.S.$	2,064	$2,133,660
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		238	264,775
SPCM SA 6.00%, 1/15/22(a)		400	407,500
Steel Dynamics, Inc.
5.25%, 4/15/23		587	588,467
5.50%, 10/01/24		353	357,413
6.125%, 8/15/19		225	232,313
6.375%, 8/15/22		1,266	1,303,980
Synlab Unsecured Bondco PLC 8.25%, 7/01/23(a)	EUR	400	457,436
Teck Resources Ltd. 2.50%, 2/01/18	U.S.$	40	35,000
3.00%, 3/01/19		953	762,400
3.75%, 2/01/23		650	428,597
3.85%, 8/15/17		418	395,010
5.20%, 3/01/42		307	168,850
5.40%, 2/01/43		394	216,700
6.25%, 7/15/41		238	136,850
Thompson Creek Metals Co., Inc. 7.375%, 6/01/18		2,579	709,225
9.75%, 12/01/17		876	821,250
W.R. Grace & Co.-Conn 5.625%, 10/01/24(a)		386	402,405

			28,478,594

Capital Goods – 3.4%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		1,194	943,260
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)		560	582,400
Apex Tool Group LLC 7.00%, 2/01/21(a)		1,225	992,250
Ardagh Finance Holdings SA 8.625%, 6/15/19(a)(i)		405	390,477
Ardagh Packaging Finance PLC 9.25%, 10/15/20(a)	EUR	827	981,358
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.00%, 6/30/21(a)	U.S.$	2,680	2,546,000
Ashtead Capital, Inc. 5.625%, 10/01/24(a)		456	471,960
Berry Plastics Corp. 5.125%, 7/15/23		206	207,545
5.50%, 5/15/22		600	618,000
6.00%, 10/15/22(a)		233	244,213

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer 6.00%, 6/15/17(a)	U.S.$	354	$351,124
Bombardier, Inc. 5.75%, 3/15/22(a)		1,250	931,250
6.00%, 10/15/22(a)		457	342,750
6.125%, 1/15/23(a)		302	228,765
7.50%, 3/15/25(a)		418	317,680
7.75%, 3/15/20(a)		1,266	1,088,760
EnPro Industries, Inc. 5.875%, 9/15/22		970	989,400
Gardner Denver, Inc. 6.875%, 8/15/21(a)		1,555	1,271,213
GFL Environmental, Inc. 9.875%, 2/01/21(a)		1,040	1,081,600
HD Supply, Inc. 7.50%, 7/15/20(h)		1,814	1,925,107
11.50%, 7/15/20		400	443,750
KLX, Inc. 5.875%, 12/01/22(a)		1,621	1,612,895
KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	182	221,175
Masco Corp. 5.95%, 3/15/22	U.S.$	405	445,500
6.125%, 10/03/16		1,825	1,869,256
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		794	730,480
Pactiv LLC 7.95%, 12/15/25		1,110	1,021,200
8.375%, 4/15/27		234	216,450
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		846	824,850
Rexam PLC 6.75%, 6/29/67(a)	EUR	1,725	1,960,773
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.50%, 5/15/18	U.S.$	620	620,000
9.875%, 8/15/19		1,357	1,405,343
Sealed Air Corp. 5.50%, 9/15/25(a)		810	849,488
6.875%, 7/15/33(a)		1,295	1,369,462
SIG Combibloc Holdings SCA 7.75%, 2/15/23(a)	EUR	682	828,136
Standard Industries, Inc./NJ 6.00%, 10/15/25(a)	U.S.$	977	1,031,956
Terex Corp. 6.00%, 5/15/21		105	101,588

10	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Textron Financial Corp. 6.00%, 2/15/67(a)	U.S.$	575	$414,000
TransDigm, Inc. 6.00%, 7/15/22		1,400	1,394,750
6.50%, 7/15/24		462	458,396
United Rentals North America, Inc. 5.50%, 7/15/25		789	784,889
5.75%, 11/15/24		2,058	2,058,000

			37,167,449

Communications - Media – 5.7%
Altice Financing SA 6.625%, 2/15/23(a)		3,669	3,669,000
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	1,550	2,387,497
CCO Holdings LLC/CCO Holdings Capital Corp.
5.375%, 5/01/25(a)	U.S.$	128	130,240
5.75%, 1/15/24		166	172,848
5.875%, 4/01/24-5/01/27(a)		1,144	1,177,275
6.50%, 4/30/21		195	201,924
CCOH Safari LLC 5.75%, 2/15/26(a)		975	1,009,125
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		1,891	1,763,357
6.375%, 9/15/20(a)		426	421,740
7.75%, 7/15/25(a)		861	848,085
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		555	528,638
Series B 6.50%, 11/15/22		2,499	2,486,505
CSC Holdings LLC 5.25%, 6/01/24(h)		2,467	2,198,714
DISH DBS Corp. 5.875%, 11/15/24		3,394	3,113,995
Hughes Satellite Systems Corp. 7.625%, 6/15/21		2,323	2,590,145
iHeartCommunications, Inc. 6.875%, 6/15/18		2,299	1,218,470
9.00%, 12/15/19		407	301,180
10.00%, 1/15/18		944	297,360
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(i)		601	135,179
Intelsat Jackson Holdings SA 5.50%, 8/01/23		1,330	801,325
8.00%, 2/15/24(a)		863	888,890
LGE HoldCo VI BV 7.125%, 5/15/24(a)	EUR	968	1,197,867

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Liberty Interactive LLC 3.75%, 2/15/30(j)	U.S.$	884	$494,971
McClatchy Co. (The) 9.00%, 12/15/22(h)		958	883,755
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		1,845	1,886,512
Neptune Finco Corp. 10.125%, 1/15/23(a)		565	603,844
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		1,099	1,140,213
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		883	905,075
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/22		648	664,200
5.875%, 3/15/25		557	580,673
Radio One, Inc. 7.375%, 4/15/22(a)		1,400	1,253,000
9.25%, 2/15/20(a)		1,761	1,206,285
RR Donnelley & Sons Co. 7.25%, 5/15/18		1,268	1,329,815
Sinclair Television Group, Inc.
5.375%, 4/01/21		750	773,438
5.625%, 8/01/24(a)		1,500	1,507,500
6.125%, 10/01/22		1,487	1,563,209
Sirius XM Radio, Inc. 6.00%, 7/15/24(a)		2,095	2,204,987
TEGNA, Inc. 4.875%, 9/15/21(a)		284	292,520
5.50%, 9/15/24(a)		162	166,860
6.375%, 10/15/23		718	771,850
Time, Inc. 5.75%, 4/15/22(a)		1,486	1,318,364
Townsquare Media, Inc. 6.50%, 4/01/23(a)		976	927,200
Unitymedia GmbH 6.125%, 1/15/25(a)		1,090	1,132,924
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.00%, 1/15/25(a)		1,078	1,075,305
6.25%, 1/15/29(a)	EUR	496	623,660
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)	U.S.$	1,649	1,632,775
6.75%, 9/15/22(a)		1,561	1,654,660
8.50%, 5/15/21(a)		700	714,000
UPCB Finance V Ltd. 7.25%, 11/15/21(a)		432	456,840

12	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UPCB Finance VI Ltd. 6.875%, 1/15/22(a)	U.S.$	558	$590,085
Virgin Media Finance PLC 4.875%, 2/15/22		1,347	1,195,462
5.25%, 2/15/22		900	814,500
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)	GBP	423	595,383
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00% PIK), 7/15/19(a)(i)	U.S.$	251	244,530
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		2,329	2,329,000
13.375%, 10/15/19		426	417,480
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		634	621,320

			62,111,554

Communications - Telecommunications – 3.7%
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	1,332	1,497,873
7.625%, 2/15/25(a)	U.S.$	250	239,375
7.75%, 5/15/22(a)		1,339	1,317,683
CenturyLink, Inc. Series W 6.75%, 12/01/23		437	424,983
Cincinnati Bell, Inc. 8.375%, 10/15/20		223	226,345
Columbus International, Inc. 7.375%, 3/30/21(a)		2,342	2,476,665
CommScope Technologies Finance LLC 6.00%, 6/15/25(a)		518	522,856
Communications Sales & Leasing, Inc./CSL Capital LLC
6.00%, 4/15/23(a)		1,345	1,308,012
8.25%, 10/15/23		2,912	2,693,600
Embarq Corp. 7.995%, 6/01/36		932	899,790
Frontier Communications Corp. 6.25%, 9/15/21		373	344,797
7.125%, 1/15/23		11	9,735
7.625%, 4/15/24		2,853	2,532,037
7.875%, 1/15/27		834	663,030
9.00%, 8/15/31		450	387,000
10.50%, 9/15/22(a)		4	4,100
11.00%, 9/15/25(a)		326	327,630
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	2,601	3,120,181

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Level 3 Financing, Inc. 5.375%, 1/15/24(a)	U.S.$	478	$483,975
6.125%, 1/15/21		596	624,310
Numericable-SFR SA 5.375%, 5/15/22(a)	EUR	264	305,663
5.625%, 5/15/24(a)		386	442,414
6.00%, 5/15/22(a)	U.S.$	1,610	1,569,750
Sable International Finance Ltd. 6.875%, 8/01/22(a)		454	454,000
Sprint Capital Corp. 6.875%, 11/15/28		7	5,110
8.75%, 3/15/32		375	293,438
Sprint Communications, Inc. 6.00%, 11/15/22		700	511,875
Sprint Corp. 7.125%, 6/15/24		520	386,100
7.625%, 2/15/25		1,537	1,141,223
7.875%, 9/15/23		1,320	1,009,523
T-Mobile USA, Inc. 6.00%, 3/01/23		743	758,789
6.375%, 3/01/25		655	670,556
6.542%, 4/28/20		183	188,948
6.625%, 11/15/20		311	321,108
6.731%, 4/28/22		128	133,734
6.836%, 4/28/23		774	816,570
Telecom Italia Capital SA 7.20%, 7/18/36		483	492,660
7.721%, 6/04/38		1,700	1,781,787
Telecom Italia SpA 5.303%, 5/30/24(a)		1,002	1,027,050
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		1,084	1,070,450
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		1,029	972,405
7.375%, 4/23/21(a)		2,214	2,003,670
Windstream Services LLC 6.375%, 8/01/23		982	719,315
7.75%, 10/01/21		1,715	1,398,797
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23		917	915,276
6.375%, 5/15/25		832	813,280

			40,307,468

Consumer Cyclical - Automotive – 1.9%
Affinia Group, Inc. 7.75%, 5/01/21		1,672	1,722,160
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(h)		2,285	1,919,400

14	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dana Holding Corp. 6.00%, 9/15/23	U.S.$	833	$820,505
6.75%, 2/15/21		326	334,965
Exide Technologies Series AI 7.00%, 4/30/25(f)(i)(j)(k)		3,840	2,918,201
11.00%, 4/30/20(e)(i)		4,614	3,645,133
Gates Global LLC/Gates Global Co. 5.75%, 7/15/22(a)	EUR	125	115,360
6.00%, 7/15/22(a)	U.S.$	1,357	1,160,235
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		400	428,000
8.75%, 8/15/20		343	402,168
Meritor, Inc. 6.25%, 2/15/24		446	393,038
6.75%, 6/15/21		925	857,938
Navistar International Corp. 8.25%, 11/01/21		1,836	1,340,280
Schaeffler Holding Finance BV 6.75%, 11/15/22(a)(i)		1,019	1,108,162
6.875%, 8/15/18(a)(i)	EUR	711	837,889
Titan International, Inc. 6.875%, 10/01/20(h)	U.S.$	1,926	1,560,060
ZF North America Capital, Inc. 4.75%, 4/29/25(a)		1,153	1,147,235

			20,710,729

Consumer Cyclical - Entertainment – 0.6%
AMC Entertainment, Inc. 5.75%, 6/15/25		1,115	1,140,087
Carlson Travel Holdings, Inc. 7.50% (7.50% Cash or 8.25% PIK), 8/15/19(a)(i)		1,107	1,040,580
Carlson Wagonlit BV 6.875%, 6/15/19(a)		1,026	1,060,628
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		546	521,430
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		740	775,150
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		271	280,824
Regal Entertainment Group 5.75%, 6/15/23-2/01/25		1,624	1,648,080

			6,466,779

Consumer Cyclical - Other – 3.3%
Beazer Homes USA, Inc. 5.75%, 6/15/19(h)		975	862,875
7.50%, 9/15/21		761	622,118
Boyd Gaming Corp. 6.375%, 4/01/26(a)		388	402,550

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(b)	U.S.$	700	$287,000
11.25%, 6/01/17(b)		435	365,944
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		1,260	1,233,540
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375%, 5/01/22		1,017	795,294
CalAtlantic Group, Inc. 6.625%, 5/01/20		1,800	1,957,500
8.375%, 5/15/18		500	556,250
10.75%, 9/15/16		528	542,520
Eldorado Resorts, Inc. 7.00%, 8/01/23		798	825,930
International Game Technology PLC 6.25%, 2/15/22(a)		2,050	2,085,465
6.50%, 2/15/25(a)		2,165	2,143,350
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		41	42,230
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		2,257	1,546,045
7.25%, 10/15/20(a)		528	435,600
KB Home 4.75%, 5/15/19		1,121	1,116,796
7.00%, 12/15/21		200	200,000
7.50%, 9/15/22		494	496,470
9.10%, 9/15/17		700	754,250
Lennar Corp. Series B 6.50%, 4/15/16		2,600	2,600,000
MDC Holdings, Inc. 5.50%, 1/15/24		150	143,625
6.00%, 1/15/43		2,326	1,779,390
Meritage Homes Corp. 6.00%, 6/01/25		1,895	1,895,000
7.00%, 4/01/22		1,012	1,077,780
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(i)		1,379	978,778
PulteGroup, Inc. 6.00%, 2/15/35		500	486,250
6.375%, 5/15/33		385	392,700
7.875%, 6/15/32		1,400	1,585,500
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	368	438,026
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	420	414,225
6.125%, 4/01/25(a)		830	813,400
Studio City Finance Ltd. 8.50%, 12/01/20(a)(h)		1,150	1,154,651

16	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625%, 3/01/24(a)	U.S.$	2,266	$2,169,695
5.875%, 4/15/23(a)		875	840,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)(h)		785	739,862
Wynn Macau Ltd. 5.25%, 10/15/21(a)		1,265	1,192,262

			35,972,871

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 6.00%, 4/01/22(a)		1,991	2,070,640
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	198	288,685
Pizzaexpress Financing 2 PLC 6.625%, 8/01/21(a)		692	1,013,326

			3,372,651

Consumer Cyclical - Retailers – 2.5%
American Tire Distributors, Inc. 10.25%, 3/01/22(a)	U.S.$	1,663	1,496,700
Argos Merger Sub, Inc. 7.125%, 3/15/23(a)		2,675	2,843,525
Asbury Automotive Group, Inc. 6.00%, 12/15/24(a)		285	287,850
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	762	1,023,285
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	1,651	1,634,490
Dollar Tree, Inc. 5.75%, 3/01/23(a)		1,886	1,999,160
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	1,208	1,441,594
Group 1 Automotive, Inc. 5.00%, 6/01/22	U.S.$	372	368,280
JC Penney Corp., Inc. 6.375%, 10/15/36		421	346,273
7.40%, 4/01/37		600	508,500
L Brands, Inc. 6.875%, 11/01/35		230	249,596
6.90%, 7/15/17		893	945,464
6.95%, 3/01/33		500	515,000
7.60%, 7/15/37		1,000	1,040,000
Levi Strauss & Co. 5.00%, 5/01/25		1,380	1,393,800
Murphy Oil USA, Inc. 6.00%, 8/15/23		716	741,060

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(i)	U.S.$	2,504	$1,929,632
New Look Secured Issuer PLC 6.50%, 7/01/22(a)	GBP	418	589,546
Party City Holdings, Inc. 6.125%, 8/15/23(a)(h)	U.S.$	531	542,948
Rite Aid Corp. 6.125%, 4/01/23(a)		2,029	2,150,740
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		1,779	1,861,279
Serta Simmons Bedding LLC 8.125%, 10/01/20(a)		1,053	1,092,487
Sonic Automotive, Inc. 5.00%, 5/15/23		2,015	1,984,775
Wolverine World Wide, Inc. 6.125%, 10/15/20		501	521,040

			27,507,024

Consumer Non-Cyclical – 7.1%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		1,096	1,112,440
6.50%, 3/01/24(a)		232	241,280
Air Medical Merger Sub Corp. 6.375%, 5/15/23(a)		1,985	1,860,937
Alere, Inc. 6.375%, 7/01/23(a)		392	411,600
7.25%, 7/01/18		765	797,513
Amsurg Corp. 5.625%, 7/15/22		1,009	1,039,270
Aramark Services, Inc. 5.125%, 1/15/24(a)		274	288,728
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(i)		2,117	1,611,566
9.25%, 2/15/19(a)		1,171	1,118,305
Boparan Finance PLC 5.25%, 7/15/19(a)(h)	GBP	588	823,402
5.50%, 7/15/21(a)		1,725	2,291,717
Care UK Health & Social Care PLC 5.591% (LIBOR 3 Month + 5.00%), 7/15/19(a)(g)		268	329,391
8.091% (LIBOR 3 Month + 7.50%), 1/15/20(a)(g)		400	486,889
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	959	1,137,541
Cerberus Nightingale 1 SARL 8.25%, 2/01/20(a)		200	228,058
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(h)	U.S.$	1,486	1,341,115
7.125%, 7/15/20		781	738,045

18	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Concordia Healthcare Corp. 7.00%, 4/15/23(a)	U.S.$	186	$159,495
9.50%, 10/21/22(a)		890	861,075
DaVita HealthCare Partners, Inc. 5.00%, 5/01/25		1,835	1,816,650
Elior Finance & Co. SCA 6.50%, 5/01/20(a)	EUR	137	164,049
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	126	119,385
Endo Finance LLC/Endo Finco, Inc. 7.75%, 1/15/22(a)		332	338,643
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(a)		3,488	3,275,280
Envision Healthcare Corp. 5.125%, 7/01/22(a)		1,595	1,618,925
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		3,247	3,133,355
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	133	191,021
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22	U.S.$	745	765,488
HCA, Inc. 4.25%, 10/15/19(h)		1,475	1,520,172
5.375%, 2/01/25		209	211,286
5.875%, 2/15/26		226	232,780
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		265	274,275
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	1,401	1,678,987
Horizon Pharma Financing, Inc. 6.625%, 5/01/23(a)(h)	U.S.$	1,682	1,484,365
HRG Group, Inc. 7.875%, 7/15/19		2,084	2,197,786
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		2,644	2,607,645
IDH Finance PLC 6.00%, 12/01/18(a)	GBP	355	506,300
Immucor, Inc. 11.125%, 8/15/19	U.S.$	315	289,800
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		950	1,004,625
10.50%, 11/01/18		1,500	1,503,750
LifePoint Health, Inc. 5.875%, 12/01/23		1,448	1,513,160
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		2,087	1,841,777
5.625%, 10/15/23(a)		270	245,025
5.75%, 8/01/22(a)		1,181	1,087,996

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Manitowoc Foodservice, Inc. 9.50%, 2/15/24(a)	U.S.$	662	$721,580
MEDNAX, Inc. 5.25%, 12/01/23(a)		422	438,880
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		653	679,120
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.875%, 1/15/24(a)		424	443,801
Post Holdings, Inc. 7.375%, 2/15/22		964	1,019,430
7.75%, 3/15/24(a)		605	663,988
8.00%, 7/15/25(a)		862	956,820
R&R Ice Cream PLC 8.25%, 5/15/20(a)	AUD	720	568,866
R&R PIK PLC 9.25%, 5/15/18(a)(i)	EUR	1,668	1,917,016
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	473	487,190
RSI Home Products, Inc. 6.50%, 3/15/23(a)		1,785	1,860,862
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		814	826,210
5.875%, 8/01/21(a)		1,318	1,364,130
6.625%, 8/15/22		346	367,625
Spectrum Brands, Inc. 6.125%, 12/15/24		437	466,498
6.375%, 11/15/20		338	355,914
6.625%, 11/15/22		560	605,494
Sun Products Corp. (The) 7.75%, 3/15/21(a)		3,407	3,134,440
Surgical Care Affiliates, Inc. 6.00%, 4/01/23(a)		480	483,600
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	1,525	1,834,209
TeamSystem Holding SpA 7.375%, 5/15/20(a)		1,330	1,572,611
Tenet Healthcare Corp. 6.00%, 10/01/20	U.S.$	95	101,175
6.75%, 6/15/23		1,130	1,081,975
6.875%, 11/15/31		3,384	2,728,350
8.125%, 4/01/22		752	773,620
Valeant Pharmaceuticals International, Inc. 5.50%, 3/01/23(a)		230	180,838
5.875%, 5/15/23(a)		396	308,880
6.125%, 4/15/25(a)		3,104	2,397,840
7.25%, 7/15/22(a)		635	508,000
Vizient, Inc. 10.375%, 3/01/24(a)		404	433,290
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	1,200	1,689,030

			77,472,174

20	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 5.0%
Antero Resources Corp. 5.375%, 11/01/21	U.S.$	1,750	$1,618,750
5.625%, 6/01/23		231	212,520
6.00%, 12/01/20		239	227,050
Berry Petroleum Co. LLC 6.375%, 9/15/22		3,241	583,380
BreitBurn Energy Partners LP/BreitBurn Finance Corp. 7.875%, 4/15/22		703	70,300
California Resources Corp. 6.00%, 11/15/24		475	106,875
8.00%, 12/15/22(a)		1,271	489,335
Carrizo Oil & Gas, Inc. 7.50%, 9/15/20		246	229,395
Cenovus Energy, Inc. 4.45%, 9/15/42		822	636,063
6.75%, 11/15/39		67	64,149
Chaparral Energy, Inc. 7.625%, 11/15/22		2,278	432,820
CHC Helicopter SA 9.25%, 10/15/20		6,269	2,648,821
9.375%, 6/01/21		326	19,578
Chesapeake Energy Corp. 3.872% (LIBOR 3 Month + 3.25%), 4/15/19(g)		1,829	708,737
6.125%, 2/15/21		349	134,365
7.25%, 12/15/18		382	208,190
Cobalt International Energy, Inc. 2.625%, 12/01/19(j)		796	397,005
Continental Resources, Inc./OK 3.80%, 6/01/24		96	75,840
4.50%, 4/15/23		232	194,010
4.90%, 6/01/44		897	668,265
5.00%, 9/15/22		973	838,604
DCP Midstream Operating LP 3.875%, 3/15/23		1,619	1,329,584
4.95%, 4/01/22		245	215,295
5.60%, 4/01/44		1,848	1,360,045
Denbury Resources, Inc. 4.625%, 7/15/23		439	183,283
5.50%, 5/01/22		406	182,700
Energy Transfer Equity LP 5.875%, 1/15/24		2,828	2,417,940
7.50%, 10/15/20		309	297,413
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		1,100	38,500
11.00%, 3/15/20(a)		840	117,600

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23	U.S.$	467	$214,820
7.75%, 9/01/22		449	208,785
9.375%, 5/01/20		4,563	2,301,463
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		2,976	2,217,120
Golden Energy Offshore Services AS 8.31% (NIBOR 3 Month + 7.25%), 5/29/17(c)(g)	NOK	9,162	221,449
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)	U.S.$	462	397,320
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		1,317	1,303,830
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		1,570	949,850
Laredo Petroleum, Inc. 5.625%, 1/15/22		198	165,330
7.375%, 5/01/22(h)		1,333	1,133,050
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19		766	84,260
8.625%, 4/15/20		802	92,230
Newfield Exploration Co. 5.625%, 7/01/24		646	605,625
Northern Oil and Gas, Inc. 8.00%, 6/01/20		819	518,017
Oasis Petroleum, Inc. 6.50%, 11/01/21		128	94,720
6.875%, 3/15/22-1/15/23		2,203	1,629,775
Pacific Drilling SA 5.375%, 6/01/20(a)		2,442	769,230
Paragon Offshore PLC 6.75%, 7/15/22(a)(b)		933	244,913
7.25%, 8/15/24(a)(b)		3,719	994,832
PHI, Inc. 5.25%, 3/15/19		1,567	1,386,795
Precision Drilling Corp. 6.50%, 12/15/21		738	560,880
QEP Resources, Inc. 5.25%, 5/01/23		1,248	1,085,760
6.875%, 3/01/21		1,225	1,123,937
Range Resources Corp. 4.875%, 5/15/25(a)		500	437,500
5.00%, 3/15/23		1,178	998,355
Sabine Pass Liquefaction LLC 5.625%, 3/01/25		597	569,389
5.75%, 5/15/24		1,528	1,459,240
6.25%, 3/15/22		675	660,656

22	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sabine Pass LNG LP 6.50%, 11/01/20	U.S.$	757	$793,904
Sanchez Energy Corp. 6.125%, 1/15/23		851	459,540
SandRidge Energy, Inc. 7.50%, 2/15/23		865	42,169
Seitel, Inc. 9.50%, 4/15/19		597	392,528
SM Energy Co. 5.00%, 1/15/24		635	439,541
5.625%, 6/01/25		638	443,212
6.125%, 11/15/22		475	346,275
6.50%, 1/01/23		474	334,170
Southern Star Central Corp. 5.125%, 7/15/22(a)		1,200	1,104,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.75%, 3/15/24(a)		991	973,657
6.875%, 2/01/21		960	940,800
Tervita Corp. 8.00%, 11/15/18(a)		2,086	1,481,060
9.75%, 11/01/19(a)		1,039	155,850
10.875%, 2/15/18(a)		4,607	737,120
Transocean, Inc. 6.80%, 3/15/38		1,700	850,000
Vantage Drilling International 7.125%, 4/01/23(d)(f)(k)		1,283	– 0	–^
7.50%, 11/01/19(d)(f)(k)		2,176	– 0	–^
10.00%, 12/31/20(k)		192	188,160
Weatherford International Ltd./Bermuda 5.95%, 4/15/42		594	412,830
6.50%, 8/01/36		577	421,210
6.75%, 9/15/40		359	254,890
Whiting Petroleum Corp. 1.25%, 4/01/20(a)(j)		542	315,376
5.00%, 3/15/19		339	234,758
5.75%, 3/15/21		1,146	762,090
6.25%, 4/01/23		402	270,345
Series D 6.25%, 4/01/23(j)		1,842	1,523,104
WPX Energy, Inc. 5.25%, 9/15/24		1,428	992,460
8.25%, 8/01/23		187	144,925

			54,149,517

Other Industrial – 1.2%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		945	727,650
9.00%, 10/15/18(a)	EUR	633	538,777

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

B456 Systems, Inc. 3.75%, 4/15/16(d)(k)	U.S.$	955	$19,100
Belden, Inc. 5.25%, 7/15/24(a)		793	757,315
Briggs & Stratton Corp. 6.875%, 12/15/20		398	432,825
General Cable Corp. 4.50%, 11/15/29(j)(l)		1,158	632,558
5.75%, 10/01/22		1,460	1,153,400
Laureate Education, Inc. 9.25%, 9/01/19(a)		3,330	2,447,550
Liberty Tire Recycling LLC 11.00%, 3/31/21(c)(f)(i)		1,383	938,931
Modular Space Corp. 10.25%, 1/31/19(a)		1,068	592,740
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		1,358	1,120,350
12.00% (7.00% Cash and 6.00% PIK), 3/15/18(i)		1,405	1,454,434
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)		2,063	2,068,157

			12,883,787

Services – 0.3%
Geo Debt Finance SCA 7.50%, 8/01/18(a)(h)	EUR	416	441,547
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	1,175	1,213,187
Service Corp. International/US 7.50%, 4/01/27		1,500	1,725,000

			3,379,734

Technology – 2.8%
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		835	887,187
Amkor Technology, Inc. 6.375%, 10/01/22		2,681	2,560,355
Avaya, Inc. 7.00%, 4/01/19(a)		2,378	1,605,150
10.50%, 3/01/21(a)		831	257,610
Blackboard, Inc. 7.75%, 11/15/19(a)		544	437,920
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		1,759	1,266,480
BMC Software, Inc. 7.25%, 6/01/18		66	58,740
CDW LLC/CDW Finance Corp. 5.00%, 9/01/23		740	747,400
5.50%, 12/01/24		816	840,480

24	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)	U.S.$	897	$843,180
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		411	172,620
CPI International, Inc. 8.75%, 2/15/18		1,768	1,726,010
Dell, Inc. 6.50%, 4/15/38		1,345	1,102,900
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		1,311	1,317,555
Ensemble S Merger Sub, Inc. 9.00%, 9/30/23(a)		1,702	1,667,960
First Data Corp. 6.75%, 11/01/20(a)		273	287,333
7.00%, 12/01/23(a)		1,583	1,598,830
Goodman Networks, Inc. 12.125%, 7/01/18		2,020	727,200
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 8.875% PIK), 5/01/21(a)(i)		1,358	1,015,105
Infor US, Inc. 6.50%, 5/15/22		2,653	2,414,230
Micron Technology, Inc. 5.25%, 8/01/23-1/15/24(a)		950	770,838
5.50%, 2/01/25		2,844	2,305,417
Nokia Oyj 6.625%, 5/15/39		527	548,080
NXP BV/NXP Funding LLC 5.75%, 3/15/23(a)		924	977,130
Open Text Corp. 5.625%, 1/15/23(a)		477	486,540
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		342	347,951
5.375%, 4/15/23(a)		720	738,900
Solera LLC/Solera Finance 10.50%, 3/01/24(a)		294	295,470
Syniverse Holdings, Inc. 9.125%, 1/15/19		813	365,850
Western Digital Corp. 10.50%, 4/01/24(a)(m)		1,072	1,074,680
Zayo Group LLC/Zayo Capital, Inc. 6.37%, 5/15/25(a)		738	721,469

			30,166,570

Transportation - Airlines – 0.4%
Air Canada 6.75%, 10/01/19(a)		1,300	1,345,500
8.75%, 4/01/20(a)		2,074	2,198,440
UAL Pass-Through Trust Series 2007-1A 6.636%, 7/02/22		1,244	1,303,150

			4,847,090

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23	U.S.$	297	$287,347
6.375%, 4/01/24(a)		414	413,462
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	1,113	1,310,810
CEVA Group PLC 9.00%, 9/01/21(a)	U.S.$	1,836	1,220,940
EC Finance PLC 5.125%, 7/15/21(a)	EUR	836	996,470
Europcar Groupe SA 5.75%, 6/15/22(a)		670	796,701
Hapag-Lloyd AG 9.75%, 10/15/17(a)	U.S.$	156	157,950
Hertz Corp. (The) 5.875%, 10/15/20		2,191	2,216,416
XPO CNW, Inc. 6.70%, 5/01/34		1,371	959,700
7.25%, 1/15/18		620	627,750
XPO Logistics, Inc. 6.50%, 6/15/22(a)		206	200,077

			9,187,623

			454,181,614

Financial Institutions – 6.6%
Banking – 4.1%
Ally Financial, Inc. 8.00%, 11/01/31(h)		1,151	1,329,405
Banco Bilbao Vizcaya Argentaria SA 6.75%, 2/18/20(a)(n)	EUR	800	832,488
Banco Santander SA 6.25%, 3/12/19(a)(n)		1,600	1,631,432
Bank of America Corp. Series AA 6.10%, 3/17/25(n)	U.S.$	3,319	3,265,232
Series X 6.25%, 9/05/24(n)		98	96,040
Series Z 6.50%, 10/23/24(n)		1,402	1,447,144
Bank of Ireland 10.00%, 7/30/16(a)	EUR	349	406,830
10.00%, 2/12/20(a)(h)		1,130	1,523,830
Barclays Bank PLC 6.86%, 6/15/32(a)(n)	U.S.$	166	190,900
7.625%, 11/21/22		1,479	1,589,925
7.70%, 4/25/18(a)(n)		974	1,029,146
7.75%, 4/10/23		1,437	1,508,850
Barclays PLC 8.00%, 12/15/20(n)	EUR	263	288,793

26	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BBVA International Preferred SAU 1.415% (EURIBOR 3 Month + 1.65%), 6/22/16(g)(n)	EUR	609	$640,003
4.952%, 9/20/16(a)(h)(n)		1,650	1,783,658
Citigroup, Inc. 5.95%, 1/30/23(n)	U.S.$	2,689	2,590,682
Credit Agricole SA 6.625%, 9/23/19(a)(h)(n)		638	599,567
7.589%, 1/30/20(n)	GBP	1,000	1,515,588
8.125%, 12/23/25(a)(n)	U.S.$	1,461	1,469,839
Credit Suisse Group AG 7.50%, 12/11/23(a)(n)		3,647	3,583,177
Danske Bank A/S 5.684%, 2/15/17(n)	GBP	720	1,039,881
HBOS Capital Funding LP 4.939%, 5/23/16(n)	EUR	418	475,642
HT1 Funding GmbH 6.352%, 6/30/17(h)(n)		1,550	1,763,039
ING Groep NV 6.00%, 4/16/20(n)	U.S.$	688	646,720
6.50%, 4/16/25(n)		1,143	1,048,703
Intesa Sanpaolo SpA 5.71%, 1/15/26(a)		2,690	2,610,642
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(n)		235	253,213
6.657%, 5/21/37(a)(n)		98	106,820
7.50%, 6/27/24(n)		528	522,667
RBS Capital Trust C Series 385 1.547% (EURIBOR 3 Month + 1.69%), 7/12/16(g)(n)	EUR	1,250	1,350,710
Royal Bank of Scotland Group PLC 8.00%, 8/10/25(n)	U.S.$	1,310	1,249,085
SNS Bank NV 11.25%, 12/31/49(d)(f)(k)	EUR	620	– 0	–^
Societe Generale SA 8.00%, 9/29/25(a)(n)	U.S.$	1,778	1,724,660
UBS Group AG 7.00%, 2/19/25(a)(n)		2,065	2,109,501
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,480,500
Zions Bancorporation 5.65%, 11/15/23	U.S.$	508	502,920
5.80%, 6/15/23(n)		310	294,500

			44,501,732

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(d)		1,690	126,412

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 1.3%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(i)	U.S.$	1,557	$155,721
Creditcorp 12.00%, 7/15/18(a)		1,300	689,000
Enova International, Inc. 9.75%, 6/01/21		2,216	1,573,360
ILFC E-Capital Trust II 4.49% (LIBOR 3 Month + 1.80%), 12/21/65(a)(g)		2,000	1,620,000
International Lease Finance Corp. 8.25%, 12/15/20		2,170	2,533,475
8.75%, 3/15/17		282	297,059
8.875%, 9/01/17		280	301,140
Navient Corp. 5.50%, 1/15/19		2,496	2,452,320
5.875%, 3/25/21		572	517,660
6.125%, 3/25/24		250	215,000
7.25%, 1/25/22		377	352,495
8.00%, 3/25/20		233	231,835
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)		996	1,013,430
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		2,901	2,320,800

			14,273,295

Insurance – 0.6%
Genworth Holdings, Inc. 6.15%, 11/15/66		750	238,125
7.625%, 9/24/21		1,216	1,037,248
HUB International Ltd. 7.875%, 10/01/21(a)		1,061	1,045,085
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		1,250	1,362,500
USI, Inc./NY 7.75%, 1/15/21(a)		1,029	1,029,000
Wayne Merger Sub LLC 8.25%, 8/01/23(a)		1,685	1,676,575

			6,388,533

Other Finance – 0.6%
CNG Holdings, Inc. 9.375%, 5/15/20(a)		962	418,470
iPayment, Inc. 9.50%, 12/15/19(a)		56	58,110
Series AI 9.50%, 12/15/19		2,259	2,354,923

28	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	1,688	$1,992,805
7.375%, 4/15/21(a)	U.S.$	311	323,440
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)		778	466,800
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		1,711	684,400

			6,298,948

			71,588,920

Utility – 1.5%
Electric – 1.5%
AES Corp./VA 4.875%, 5/15/23		1,840	1,771,000
7.375%, 7/01/21		634	710,080
Calpine Corp. 5.50%, 2/01/24		985	945,600
5.75%, 1/15/25		2,535	2,433,600
7.875%, 1/15/23(a)		152	161,120
ContourGlobal Power Holdings SA 7.125%, 6/01/19(a)		1,703	1,654,039
DPL, Inc. 6.75%, 10/01/19		465	471,975
Dynegy, Inc. 7.375%, 11/01/22		1,355	1,253,375
7.625%, 11/01/24		981	890,257
FirstEnergy Corp. Series C 7.375%, 11/15/31		857	1,040,884
GenOn Energy, Inc. 9.50%, 10/15/18		1,450	1,058,500
NRG Energy, Inc. 6.25%, 7/15/22		319	296,670
NRG Yield Operating LLC 5.375%, 8/15/24		843	783,990
Talen Energy Supply LLC 4.60%, 12/15/21		1,475	1,180,000
Texas Competitive/TCEH 11.50%, 10/01/20(o)		626	181,540
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	1,311	1,558,917

			16,391,547

Total Corporates – Non-Investment Grade (cost $599,181,091)			542,162,081

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.4%
Risk Share Floating Rate – 6.8%
Bellemeade Re Ltd. Series 2015-1A, Class M2 4.733% (LIBOR 1 Month + 4.30%), 7/25/25(a)(g)	U.S.$	1,220	1,184,557

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.583% (LIBOR 1 Month + 7.15%), 7/25/23(g)	U.S.$	2,350	$2,669,426
Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(g)		1,925	1,901,658
Series 2014-DN1, Class M3 4.933% (LIBOR 1 Month + 4.50%), 2/25/24(g)		1,939	1,907,992
Series 2014-DN2, Class M3 4.033% (LIBOR 1 Month + 3.60%), 4/25/24(g)		514	481,253
Series 2014-DN3, Class M3 4.433% (LIBOR 1 Month + 4.00%), 8/25/24(g)		800	779,935
Series 2014-DN4, Class M3 4.983% (LIBOR 1 Month + 4.55%), 10/25/24(g)		500	496,729
Series 2014-HQ1, Class M3 4.533% (LIBOR 1 Month + 4.10%), 8/25/24(g)		1,686	1,643,024
Series 2014-HQ2, Class M3 4.183% (LIBOR 1 Month + 3.75%), 9/25/24(g)		3,710	3,447,375
Series 2014-HQ3, Class M3 5.183% (LIBOR 1 Month + 4.75%), 10/25/24(g)		5,055	5,084,707
Series 2015-DN1, Class M3 4.583% (LIBOR 1 Month + 4.15%), 1/25/25(g)		1,000	997,205
Series 2015-DNA1, Class B 9.633% (LIBOR 1 Month + 9.20%), 10/25/27(g)		600	627,815
Series 2015-DNA1, Class M3 3.733% (LIBOR 1 Month + 3.30%), 10/25/27(g)		480	452,735
Series 2015-DNA2, Class B 7.983% (LIBOR 1 Month + 7.55%), 12/25/27(g)		965	861,812
Series 2015-DNA3, Class B 9.783% (LIBOR 1 Month + 9.35%), 4/25/28(g)		1,032	958,297
Series 2015-DNA3, Class M3 5.133% (LIBOR 1 Month + 4.70%), 4/25/28(g)		1,184	1,127,789

30	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-HQ1, Class B 11.183% (LIBOR 1 Month + 10.75%), 3/25/25(g)	U.S.$	3,986	$3,831,163
Series 2015-HQ1, Class M3 4.233% (LIBOR 1 Month + 3.80%), 3/25/25(g)		530	511,556
Series 2015-HQA1, Class B 9.233% (LIBOR 1 Month + 8.80%), 3/25/28(g)		1,015	828,284
Series 2015-HQA1, Class M3 5.133% (LIBOR 1 Month + 4.70%), 3/25/28(g)		1,455	1,386,829
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(g)		490	466,649
Series 2016-DNA1, Class M3 5.983% (LIBOR 1 Month + 5.55%), 7/25/28(g)		1,555	1,559,489
Series 2016-HQA1, Class M3 6.791% (LIBOR 1 Month + 6.35%), 9/25/28(g)		1,158	1,197,687
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.683% (LIBOR 1 Month + 5.25%), 10/25/23(g)		1,451	1,504,380
Series 2014-C01, Class M2 4.833% (LIBOR 1 Month + 4.40%), 1/25/24(g)		3,991	3,980,116
Series 2014-C02, Class 1M2 3.033% (LIBOR 1 Month + 2.60%), 5/25/24(g)		490	432,968
Series 2014-C03, Class 1M2 3.433% (LIBOR 1 Month + 3.00%), 7/25/24(g)		1,147	1,053,415
Series 2014-C04, Class 1M2 5.333% (LIBOR 1 Month + 4.90%), 11/25/24(g)		3,900	3,919,320
Series 2014-C04, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 11/25/24(g)		672	684,869
Series 2015-C01, Class 1M2 4.733% (LIBOR 1 Month + 4.30%), 2/25/25(g)		3,936	3,906,119
Series 2015-C01, Class 2M2 4.983% (LIBOR 1 Month + 4.55%), 2/25/25(g)		3,000	3,034,654
Series 2015-C02, Class 1M2 4.433% (LIBOR 1 Month + 4.00%), 5/25/25(g)		1,119	1,088,523

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 2M2 4.433% (LIBOR 1 Month + 4.00%), 5/25/25(g)	U.S.$	2,095	$2,038,300
Series 2015-C03, Class 1M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(g)		3,190	3,172,055
Series 2015-C03, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(g)		2,748	2,732,657
Series 2015-C04, Class 1M2 6.133% (LIBOR 1 Month + 5.70%), 4/25/28(g)		3,342	3,364,248
Series 2015-C04, Class 2M2 5.983% (LIBOR 1 Month + 5.55%), 4/25/28(g)		1,298	1,293,954
Series 2016-C01, Class 1M2 7.183% (LIBOR 1 Month + 6.75%), 8/25/28(g)		2,077	2,218,047
Series 2016-C01, Class 2M2 7.383% (LIBOR 1 Month + 6.95%), 8/25/28(g)		761	811,401
Series 2016-C02, Class 1B 12.685% (LIBOR 1 Month + 12.25%), 9/25/28(g)		450	451,301
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(g)		2,375	2,423,209
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.933% (LIBOR 1 Month + 5.50%), 10/25/25(a)(g)		1,435	1,388,169
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.933% (LIBOR 1 Month + 5.50%), 11/25/25(c)(g)		621	607,380

			74,509,051

Non-Agency Fixed Rate – 3.2%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		1,264	1,056,293
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		1,074	884,122
Series 2006-42, Class 1A6 6.00%, 1/25/47		964	851,031
Series 2006-J5, Class 1A1 6.50%, 9/25/36		1,232	1,083,605

32	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-13, Class A2 6.00%, 6/25/47	U.S.$	1,540	$1,218,313
BCAP LLC Trust Series 2009-RR13, Class 17A3 6.004%, 4/26/37(a)		516	432,182
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.004%, 5/25/47		421	368,818
Series 2007-4, Class 22A1 4.694%, 6/25/47		1,403	1,235,345
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		809	652,878
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		797	541,553
CHL Mortgage Pass-Through Trust Series 2007-4, Class 1A39 6.00%, 5/25/37		657	581,816
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		2,249	2,060,392
Series 2006-AR3, Class 1A2A 4.869%, 6/25/36		1,386	1,305,226
Series 2007-AR4, Class 1A1A 5.346%, 3/25/37		323	286,327
Series 2010-3, Class 2A2 7.063%, 8/25/37(a)		477	416,137
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		1,575	1,347,513
Countrywide Alternative Loan Trust Series 2006-HY12, Class A5 3.548%, 8/25/36		2,384	2,190,486
Series 2006-J1, Class 1A10 5.50%, 2/25/36		1,996	1,769,243
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.746%, 9/25/47		471	420,492
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		111	81,934
Series 2010-13R, Class 1A2 5.50%, 12/26/35(a)		41	38,991
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		623	607,579
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		792	678,317

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.439%, 9/25/36	U.S.$	960	$733,908
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		889	684,282
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 2.786%, 9/25/35		998	820,670
Series 2006-AR37, Class 2A1 4.275%, 2/25/37		682	534,323
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		533	477,729
Series 2007-12, Class 3A22 6.00%, 8/25/37		148	131,153
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		818	734,227
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		288	230,513
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 2.837%, 9/25/35		1,042	956,734
Series 2006-9, Class 4A1 4.915%, 10/25/36		807	685,075
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-7, Class A4 4.495%, 9/25/36		1,975	1,003,259
Series 2006-9, Class A4 4.965%, 10/25/36		1,964	1,054,910
Series 2007-HY3, Class 4A1 2.543%, 3/25/37		1,844	1,724,257
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		1,696	1,520,901
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.771%, 12/28/37		2,288	2,042,049
Series 2007-AR8, Class A1 2.813%, 11/25/37		897	787,770

			34,230,353

34	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 1.4%
Citigroup Mortgage Loan Trust Series 2005-8, Class 2A2 4.367% (LIBOR 1 Month + 4.80%), 9/25/35(g)(p)	U.S.$	865	$78,803
Countrywide Alternative Loan Trust Series 2007-7T2, Class A3 1.033% (LIBOR 1 Month + 0.60%), 4/25/37(g)		3,498	1,576,667
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.033% (LIBOR 1 Month + 0.60%), 8/25/37(g)		982	732,872
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.683% (LIBOR 1 Month + 0.25%), 4/25/37(g)		543	244,842
Series 2007-FA2, Class 1A6 5.117% (LIBOR 1 Month + 5.55%), 4/25/37(g)(p)		184	46,365
Lehman XS Trust Series 2007-10H, Class 2AIO 6.562% (LIBOR 1 Month + 7.00%), 7/25/37(g)(p)		656	203,258
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 6.117% (LIBOR 1 Month + 6.55%), 12/25/36(g)(p)		6,254	1,568,914
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.851% (12MTA + 1.50%), 8/25/47(g)		2,076	1,683,895
Wachovia Mortgage Loan Trust Series Series 2006-ALT1, Class A2 0.613% (LIBOR 1 Month + 0.18%), 1/25/37(g)		14,577	9,498,857

			15,634,473

Total Collateralized Mortgage Obligations (cost $126,316,781)			124,373,877

GOVERNMENTS – TREASURIES – 9.3%
Colombia – 0.3%
Colombian TES Series B 7.75%, 9/18/30	COP	1,920,400	603,409
10.00%, 7/24/24		8,000,000	2,990,860

			3,594,269

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 0.5%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	90,000	$5,470,564

South Africa – 0.3%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	10,750	720,315
Series R207 7.25%, 1/15/20		43,372	2,813,308
Series R208 6.75%, 3/31/21		490	30,610

			3,564,233

Turkey – 0.5%
Turkey Government Bond 8.30%, 6/20/18	TRY	16,200	5,593,938

United States – 7.7%
U.S. Treasury Bonds 2.75%, 11/15/42(q)	U.S.$	3,000	3,092,931
3.125%, 2/15/42(h)		4,000	4,448,592
4.50%, 2/15/36(h)		2,400	3,292,968
5.00%, 5/15/37(r)		3,500	5,120,528
5.25%, 2/15/29(h)		5,750	7,894,572
6.125%, 11/15/27(h)(r)		2,200	3,170,578
8.125%, 5/15/21(h)		26,250	35,119,639
U.S. Treasury Notes 1.25%, 1/31/20(h)		12,500	12,585,937
2.25%, 11/15/25(r)		8,500	8,846,307

			83,572,052

Total Governments – Treasuries (cost $100,593,304)			101,795,056

CORPORATES – INVESTMENT GRADE – 7.5%
Industrial – 3.9%
Basic – 1.5%
Braskem Finance Ltd. 6.45%, 2/03/24		2,254	2,113,125
7.00%, 5/07/20(a)		191	194,343
CF Industries, Inc. 7.125%, 5/01/20		900	1,024,503
Georgia-Pacific LLC 8.875%, 5/15/31		1	1,476
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		272	212,160
Glencore Funding LLC 2.125%, 4/16/18(a)		104	97,110
4.625%, 4/29/24(a)		341	283,201

36	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GTL Trade Finance, Inc. 5.893%, 4/29/24(a)	U.S.$	2,863	$2,336,065
7.25%, 4/16/44(a)		234	183,105
Minsur SA 6.25%, 2/07/24(a)		891	841,141
Southern Copper Corp. 7.50%, 7/27/35		3,300	3,448,952
Vale Overseas Ltd. 6.875%, 11/21/36		2,806	2,215,898
WestRock MWV LLC 7.95%, 2/15/31		1,000	1,246,617
Weyerhaeuser Co. 7.375%, 3/15/32		1,790	2,186,410

			16,384,106

Capital Goods – 0.4%
General Electric Co. Series D 5.00%, 1/21/21(n)		1,681	1,731,430
Lafarge SA 7.125%, 7/15/36		800	967,408
Owens Corning 7.00%, 12/01/36(s)		1,340	1,480,364

			4,179,202

Communications - Media – 0.3%
CCO Safari II LLC 4.908%, 7/23/25(a)		1,195	1,260,505
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(n)		1,401	1,443,030
Sirius XM Radio, Inc. 5.25%, 8/15/22(a)		286	301,015

			3,004,550

Communications - Telecommunications – 0.2%
Qwest Corp. 6.50%, 6/01/17		610	635,163
6.875%, 9/15/33		1,335	1,301,678

			1,936,841

Consumer Cyclical - Automotive – 0.0%
General Motors Co. 6.75%, 4/01/46		454	516,093

Consumer Cyclical - Other – 0.0%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		215	223,600

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
BRF SA 4.75%, 5/22/24(a)	U.S.$	428	$404,460
Forest Laboratories LLC 5.00%, 12/15/21(a)		803	896,488

			1,300,948

Energy – 0.8%
Devon Energy Corp. 5.00%, 6/15/45		563	420,205
5.60%, 7/15/41		285	223,212
7.95%, 4/15/32		248	252,215
Devon Financing Co. LLC 7.875%, 9/30/31		164	160,815
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,208	954,320
Kinder Morgan, Inc./DE 5.55%, 6/01/45		402	357,269
Series G 7.75%, 1/15/32		328	343,085
7.80%, 8/01/31(h)		1,066	1,178,146
Marathon Oil Corp. 2.70%, 6/01/20		99	84,012
5.20%, 6/01/45		367	256,275
6.60%, 10/01/37		508	418,553
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		546	481,756
5.50%, 4/15/23		1,193	1,063,473
Williams Partners LP 3.35%, 8/15/22		1,391	1,135,206
5.10%, 9/15/45		1,565	1,126,088

			8,454,630

Other Industrial – 0.0%
Fresnillo PLC 5.50%, 11/13/23(a)		306	314,032

Technology – 0.4%
Freescale Semiconductor, Inc. 6.00%, 1/15/22(a)		776	822,560
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(a)		2,350	2,309,535
Western Digital Corp. 7.375%, 4/01/23(a)(m)		1,058	1,079,160

			4,211,255

Transportation - Airlines – 0.2%
America West Airlines Pass-Through Trust Series 1999-1G, Class G 7.93%, 1/02/19		767	808,767

38	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22	U.S.$	714	$821,239
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19		417	444,935

			2,074,941

			42,600,198

Financial Institutions – 3.1%
Banking – 0.9%
BPCE SA 5.70%, 10/22/23(a)		208	220,316
Commerzbank AG 8.125%, 9/19/23(a)		1,052	1,187,655
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)		1,337	1,424,194
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23(n)		1,357	1,302,991
Series R 6.00%, 8/01/23(n)		527	530,425
Series S 6.75%, 2/01/24(n)		460	499,675
Series V 5.00%, 7/01/19(n)		353	337,115
Nordea Bank AB 6.125%, 9/23/24(a)(n)		1,226	1,167,765
Regions Bank/Birmingham AL 6.45%, 6/26/37		1,500	1,796,160
Standard Chartered PLC 5.20%, 1/26/24(a)(h)		1,301	1,361,281
Wells Fargo & Co. Series S 5.90%, 6/15/24(n)		435	440,438

			10,268,015

Brokerage – 0.2%
E*TRADE Financial Corp. 5.375%, 11/15/22		810	855,563
GFI Group, Inc. 8.375%, 7/19/18		991	1,050,460

			1,906,023

Insurance – 1.5%
American International Group, Inc. 6.82%, 11/15/37		1,425	1,777,093
Aon Corp. 8.205%, 1/01/27		690	872,850
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		656	446,080

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	604	$721,798
MetLife, Inc. 10.75%, 8/01/39		2,350	3,572,000
Series C 5.25%, 6/15/20(n)		160	152,900
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		475	685,434
Swiss Re Capital I LP 6.854%, 5/25/16(a)(n)		2,809	2,803,843
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,261	1,683,577
XLIT Ltd. 5.50%, 3/31/45		630	604,464
Series E 6.50%, 4/15/17(n)		2,309	1,598,982
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		1,240	1,218,300

			16,137,321

REITS – 0.5%
DDR Corp. 7.875%, 9/01/20		746	896,364
EPR Properties 5.75%, 8/15/22		915	986,510
7.75%, 7/15/20		1,722	1,994,388
Senior Housing Properties Trust 6.75%, 12/15/21		1,350	1,489,112

			5,366,374

			33,677,733

Utility – 0.5%
Electric – 0.4%
EDP Finance BV 4.90%, 10/01/19(a)		148	154,334
6.00%, 2/02/18(a)		2,055	2,173,163
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		2,405	1,827,800

			4,155,297

Natural Gas – 0.1%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		1,235	1,279,841

			5,435,138

Total Corporates – Investment Grade (cost $75,158,586)			81,713,069

40	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.3%
Non-Agency Fixed Rate CMBS – 4.1%
225 Liberty Street Trust Series 2016-225L 4.648%, 2/10/36(a)	U.S.$	974	$860,164
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.543%, 6/10/49		1,973	1,957,815
Series 2007-5, Class AM 5.772%, 2/10/51		2,877	2,968,463
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.586%, 6/24/50(c)(f)		3,500	3,626,350
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class XA 1.852%, 4/10/46(p)		2,277	151,596
Series 2013-GC17, Class D 5.105%, 11/10/46(a)		902	786,577
Series 2014-GC23, Class D 4.507%, 7/10/47(a)		856	704,706
Commercial Mortgage Pass Through Certificates Series 2012-CR3, Class XA 2.104%, 10/15/45(p)		9,384	822,833
Commercial Mortgage Trust Series 2012-CR1, Class XA 2.075%, 5/15/45(p)		2,232	185,765
Series 2012-CR5, Class XA 1.827%, 12/10/45(p)		2,392	180,384
Series 2012-LC4, Class XA
2.382%, 12/10/44(a)(p)		6,381	579,567
Series 2013-LC6, Class D 4.285%, 1/10/46(a)		3,916	3,511,814
Series 2014-CR15, Class XA 1.317%, 2/10/47(p)		2,556	140,496
Series 2014-CR20, Class XA 1.206%, 11/10/47(p)		11,618	798,369
Series 2014-LC15, Class D 4.944%, 4/10/47(a)		1,500	1,176,298
Series 2014-UBS5, Class D 3.495%, 9/10/47(a)		669	459,463
Csail Commercial Mortgage Trust Series 2015-C2, Class D 4.212%, 6/15/57		2,721	2,027,047
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class D 4.854%, 11/10/45(a)		700	639,237

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2012-GCJ9, Class XA 2.312%, 11/10/45(p)	U.S.$	1,894	$174,507
Series 2013-GC10, Class XA 1.611%, 2/10/46(p)		968	77,812
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.316%, 8/10/44(a)		3,152	3,370,499
Series 2012-GC6, Class D 5.631%, 1/10/45(a)		1,765	1,728,384
Series 2012-GCJ7, Class XA 2.509%, 5/10/45(p)		4,033	341,096
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C20, Class D 4.572%, 7/15/47(a)		2,737	2,133,486
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.669%, 11/15/48		825	704,411
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		1,254	1,273,256
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 2.071%, 11/15/45(a)(p)		11,253	819,981
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.807%, 12/10/45(a)(p)		954	80,301
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AM 5.818%, 5/15/46		400	416,720
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class D 4.366%, 4/15/50(a)		3,000	2,181,207
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.263%, 6/15/44(a)(s)		1,022	1,058,666
Series 2012-C10, Class XA 1.736%, 12/15/45(a)(p)		3,827	306,372
Series 2012-C6, Class D 5.561%, 4/15/45(a)		2,450	2,469,412
Series 2012-C7, Class XA 1.519%, 6/15/45(a)(p)		1,512	104,933
Series 2012-C8, Class E 4.874%, 8/15/45(a)		3,766	3,606,821
Series 2014-C25, Class D 3.803%, 11/15/47(a)		3,500	2,523,428

			44,948,236

42	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.2%
Morgan Stanley Capital I Trust Series 2015-MS1, Class D 4.029%, 5/15/48(a)(s)	U.S.$	490	$361,288
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class D 4.471%, 12/15/47(s)		2,500	1,930,276

			2,291,564

Total Commercial Mortgage-Backed Securities (cost $47,509,196)			47,239,800

BANK LOANS – 4.1%
Industrial – 3.9%
Basic – 0.3%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 4.25% (LIBOR 3 Month + 3.25%), 6/30/19(g)		2,563	2,158,346
Magnetation LLC 12.00%, 7/07/16(f)(i)(k)		3,352	1,344,265

			3,502,611

Capital Goods – 0.1%
Serta Simmons Holdings, LLC 4.25% (LIBOR 3 Month + 3.25%), 10/01/19(g)		1,240	1,237,563

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 6.50% (LIBOR 3 Month + 5.50%), 8/07/20(g)		873	794,260

Consumer Cyclical - Entertainment – 0.4%
ClubCorp Club Operations, Inc. 4.25% (LIBOR 3 Month + 3.25%), 12/15/22(g)		1,291	1,287,426
Kasima, LLC (Digital Cinema Implementation Partners, LLC) 3.25% (LIBOR 3 Month + 2.50%), 5/17/21(g)		485	480,038
NCL Corporation Ltd. (aka Norwegian Cruise Lines) 4.00% (LIBOR 3 Month + 3.25%), 11/19/21(g)		250	248,682
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.00% (LIBOR 3 Month + 3.25%), 5/14/20(g)		997	991,572

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Station Casinos LLC 4.25% (LIBOR 1 Month + 3.25%), 3/02/20(g)	U.S.$	1,748	$1,742,451

			4,750,169

Consumer Cyclical - Other – 0.4%
Beazer Homes USA, Inc. 6.41% (LIBOR 3 Month + 5.50%), 3/11/18(g)		650	643,500
CityCenter Holdings, LLC 4.25%-5.75% (LIBOR 3 Month + 3.25%), 10/16/20(g)		1,385	1,382,613
La Quinta Intermediate Holdings L.L.C. 3.75% (LIBOR 3 Month + 2.75%), 4/14/21(g)		1,710	1,676,999
Scientific Games International, Inc. 10/01/21(t)		1,147	1,107,487

			4,810,599

Consumer Cyclical - Retailers – 0.8%
Dollar Tree, Inc. 3.50% (LIBOR 1 Month + 2.75%), 7/06/22(g)		22	21,829
Harbor Freight Tools USA, Inc. 4.75% (LIBOR 3 Month + 3.75%), 7/26/19(g)		1,116	1,117,461
J.C. Penney Corporation, Inc. 6.00% (LIBOR 3 Month + 5.00%), 5/22/18(g)		2,659	2,661,930
Michaels Stores, Inc. 4.00% (LIBOR 3 Month + 3.00%), 1/28/20(g)		513	513,324
Neiman Marcus Group Inc., The 10/25/20(t)		246	224,905
Petco Animal Supplies, Inc. 5.75% (LIBOR 3 Month + 4.75%), 1/26/23(g)		3,140	3,135,196
Rite Aid Corporation 5.75% (LIBOR 1 Month + 4.75%), 8/21/20(g)		500	501,040

			8,175,685

Consumer Non-Cyclical – 0.8%
Acadia Healthcare Company, Inc. 4.25% (LIBOR 1 Month + 3.50%), 2/11/22(g)		93	92,617
4.50% (LIBOR 1 Month + 3.75%), 2/16/23(g)		483	484,409
Concordia Healthcare Corp. 5.25% (LIBOR 3 Month + 4.25%), 10/21/21(g)		2,607	2,533,804

44	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

DJO Finance LLC 4.25% (LIBOR 1 Month + 3.25%), 6/08/20(g)	U.S.$	1,000	$976,670
Grifols Worldwide Operations Limited 3.43% (LIBOR 1 Month + 3.00%), 2/27/21(g)		696	694,861
Immucor, Inc. (fka IVD Acquisition Corporation) 5.00% (LIBOR 3 Month + 3.75%), 8/19/18(g)		1,052	1,011,947
Mallinckrodt International Finance S.A. 3.50% (LIBOR 3 Month + 2.75%), 3/19/21(g)		1,244	1,211,562
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã€ R.L. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21(g)		624	576,893
Vizient, Inc. 6.25% (LIBOR 3 Month + 5.25%), 2/13/23(g)		533	535,605

			8,118,368

Other Industrial – 0.5%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20(g)		1,170	1,064,700
Laureate Education, Inc. 5.00% (LIBOR 3 Month + 3.75%), 6/15/18(g)		729	627,005
Manitowoc Foodservice, Inc. 5.75% (LIBOR 1 Month + 4.75%), 3/03/23(g)		138	138,390
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21(g)		1,052	1,022,504
Travelport Finance (Luxembourg) S.Ã r.l. 5.75% (LIBOR 3 Month + 4.75%), 9/02/21(g)		1,510	1,507,170
Unifrax Holding Co. 4.50% (EURIBOR 3 Month + 3.50%), 11/28/18(g)	EUR	721	738,292

			5,098,061

Technology – 0.5%
Avaya Inc. 5/29/20(t)	U.S.$	673	447,776
5.12% (LIBOR 3 Month + 4.50%), 10/26/17(g)		564	452,527
6.50% (LIBOR 3 Month + 5.50%), 3/31/18(g)		105	76,984

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BMC Software Finance Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20(g)	U.S.$	1,925	$1,610,534
Smart Modular Technologies (Global), Inc. 8.25% (LIBOR 3 Month + 7.00%), 8/26/17(g)(k)		959	671,361
Solera, LLC (Solera Finance, Inc.) 5.75% (LIBOR 3 Month + 4.75%), 2/28/23(g)		2,635	2,629,835

			5,889,017

			42,376,333

Utility – 0.2%
Electric – 0.2%
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.25% (LIBOR 3 Month + 3.25%), 12/19/16(g)		2,010	2,006,755

Financial Institutions – 0.0%
Insurance – 0.0%
Hub International Limited 4.25% (LIBOR 3 Month + 3.25%), 10/02/20(g)		488	474,142

Total Bank Loans (cost $47,821,709)			44,857,230

EMERGING MARKETS – TREASURIES – 3.9%
Brazil – 2.8%
Brazil Notas do Tesouro Nacional Series B 6.00%, 5/15/45-8/15/50	BRL	3,500	2,581,204
Series F 10.00%, 1/01/17-1/01/25		105,620	27,722,942

			30,304,146

Dominican Republic – 0.5%
Dominican Republic International Bond 16.00%, 7/10/20(c)	DOP	229,800	6,077,589

Indonesia – 0.6%
Indonesia – Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	27,844,000	2,330,833
Series E 10.00%, 7/18/17(a)		47,971,000	3,749,299

			6,080,132

Total Emerging Markets – Treasuries (cost $55,729,919)			42,461,867

46	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 3.3%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/25(a)	U.S.$	756	$689,850

Argentina – 0.3%
Argentina Bonar Bonds Series X 7.00%, 4/17/17		3,147	3,169,977

Brazil – 0.1%
Brazilian Government International Bond 4.25%, 1/07/25		276	252,885
4.875%, 1/22/21		510	515,100

			767,985

Dominican Republic – 0.7%
Dominican Republic International Bond 7.45%, 4/30/44(a)		1,283	1,347,150
8.625%, 4/20/27(a)		5,719	6,433,875

			7,781,025

El Salvador – 0.1%
El Salvador Government International Bond 7.625%, 9/21/34(a)		762	769,620

Ghana – 0.3%
Ghana Government International Bond 7.875%, 8/07/23(a)		222	176,033
10.75%, 10/14/30(a)		3,190	3,134,175

			3,310,208

Ivory Coast – 0.7%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		7,583	6,995,318
6.375%, 3/03/28(a)		1,269	1,199,205

			8,194,523

Jamaica – 0.2%
Jamaica Government International Bond 7.625%, 7/09/25		506	560,395
7.875%, 7/28/45		1,240	1,258,600

			1,818,995

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		702	689,083

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)		1,498	1,570,526

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Serbia – 0.0%
Serbia International Bond 6.75%, 11/01/24(a)	U.S.$	345	$356,096

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)		799	797,185
6.125%, 6/03/25(a)		350	320,250

			1,117,435

Venezuela – 0.4%
Venezuela Government International Bond 9.00%, 5/07/23(a)		824	288,225
9.25%, 9/15/27		8,383	3,353,200
9.25%, 5/07/28(a)		300	105,750
11.75%, 10/21/26(a)		486	190,755
11.95%, 8/05/31(a)		355	140,265

			4,078,195

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		1,846	1,527,565

Total Emerging Markets – Sovereigns (cost $36,869,839)			35,841,083

EMERGING MARKETS – CORPORATE BONDS – 2.2%
Industrial – 2.1%
Basic – 0.3%
Elementia SAB de CV 5.50%, 1/15/25(a)		469	462,551
Samarco Mineracao SA 4.125%, 11/01/22(a)		1,396	834,110
5.375%, 9/26/24(a)		830	493,850
5.75%, 10/24/23(a)		1,690	1,020,338
Tupy Overseas SA 6.625%, 7/17/24(a)		601	558,930

			3,369,779

Capital Goods – 0.5%
Andrade Gutierrez International SA 4.00%, 4/30/18(a)		637	401,310
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		3,299	3,475,496
Cemex Finance LLC 9.375%, 10/12/22(a)		587	647,168
Grupo KUO SAB De CV 6.25%, 12/04/22(a)		200	196,500

48	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Odebrecht Finance Ltd. 8.25%, 4/25/18(a)	BRL	1,332	$148,179
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)	U.S.$	491	505,730

			5,374,383

Communications - Telecommunications – 0.2%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		986	921,910
Digicel Ltd. 6.00%, 4/15/21(a)		1,356	1,213,620
6.75%, 3/01/23(a)		485	428,012

			2,563,542

Consumer Cyclical - Retailers – 0.3%
Edcon Ltd. 9.50%, 3/01/18(a)	EUR	1,151	448,153
9.50%, 3/01/18(a)	U.S.$	420	148,806
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		2,500	2,543,750

			3,140,709

Consumer Non-Cyclical – 0.5%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	2,042	455,747
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)	U.S.$	2,187	2,208,870
Minerva Luxembourg SA 7.75%, 1/31/23(a)		2,198	2,217,232
Tonon Luxembourg SA 7.25%, 1/24/20(a)(i)		1,679	235,021
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		600	186,300
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(c)		4,090	149,285
10.875%, 1/13/20(b)(c)		480	91,200
11.75%, 2/09/22(b)(c)		1,620	60,102

			5,603,757

Transportation - Airlines – 0.3%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		646	624,966
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		2,505	2,007,131

			2,632,097

			22,684,267

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.1%
Finance – 0.1%
CIMPOR Financial Operations BV 5.75%, 7/17/24(a)	U.S.$	1,491	$1,080,975

Total Emerging Markets – Corporate Bonds (cost $31,879,086)			23,765,242

		Shares
PREFERRED STOCKS – 1.5%
Financial Institutions – 1.5%
Banking – 0.7%
GMAC Capital Trust I 6.402%		38,025	931,993
Goldman Sachs Group, Inc. (The) Series J 5.50%		21,825	545,625
State Street Corp. Series D 5.90%		25,800	704,598
US Bancorp Series F 6.50%		100,000	2,942,000
Wells Fargo & Co. 5.85%		6,050	159,478
Wells Fargo & Co. 6.625%		65,275	1,914,515

			7,198,209

Finance – 0.2%
RBS Capital Funding Trust V Series E 5.90%		111,000	2,678,430

Insurance – 0.3%
Hartford Financial Services Group, Inc. (The) 7.875%		51,850	1,618,757
XLIT Ltd. Series D 3.742%(g)		1,600	1,265,000

			2,883,757

REITS – 0.3%
Digital Realty Trust, Inc. 6.35%		69,000	1,780,200
Hersha Hospitality Trust Series C 6.875%		22,725	618,779
Sabra Health Care REIT, Inc. Series A 7.125%		17,900	459,117

50	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

Sovereign Real Estate Investment Trust 12.00%(a)		185	$231,250

			3,089,346

			15,849,742

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%		12,025	323,232

Total Preferred Stocks (cost $14,312,651)			16,172,974

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN AGENCIES – 1.1%
Brazil – 0.6%
Banco do Brasil SA/Cayman 9.00%, 6/18/24(a)(n)	U.S.$	2,000	1,388,000
Petrobras Global Finance BV 4.875%, 3/17/20		1,395	1,160,919
5.375%, 1/27/21		1,655	1,368,073
5.75%, 1/20/20		190	165,063
6.25%, 3/17/24		3,000	2,399,100
6.85%, 6/05/15		307	214,132

			6,695,287

Colombia – 0.1%
Ecopetrol SA 5.875%, 5/28/45		1,271	996,146

Dominican Republic – 0.1%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		1,280	1,232,640

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. Series E 6.00%, 2/01/17	GBP	2,300	3,349,886

Total Governments – Sovereign Agencies (cost $14,473,136)			12,273,959

ASSET-BACKED SECURITIES – 1.1%
Home Equity Loans - Fixed Rate – 0.7%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36	U.S.$	992	633,271

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35	U.S.$	895	$888,052
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		1,660	1,420,596
Series 2006-10, Class AF3 5.985%, 6/25/36		1,361	674,421
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		1,044	947,557
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,375	680,074
Series 2007-8XS, Class A2 6.00%, 4/25/37		4,585	2,549,713

			7,793,684

Home Equity Loans - Floating Rate – 0.2%
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(g)		1,915	1,025,536
Series 2006-6, Class AF5 6.241%, 3/25/36(g)		710	379,870
Lehman XS Trust Series 2007-6, Class 3A5 5.07%, 5/25/37(s)		396	506,537

			1,911,943

Other ABS - Fixed Rate – 0.1%
Atlas 2014-1 Limited Series 2014-1 6.875%, 12/15/39		1,281	1,255,674

Autos - Fixed Rate – 0.1%
Exeter Automobile Receivables Trust Series 2016-1A, Class D 7.91%, 2/15/23(a)		720	715,334

Total Asset-Backed Securities (cost $12,515,345)			11,676,635

GOVERNMENTS – SOVEREIGN BONDS – 1.0%
Croatia – 0.4%
Croatia Government International Bond 6.625%, 7/14/20(a)		4,000	4,394,000

Turkey – 0.2%
Turkey Government International Bond 5.625%, 3/30/21		2,600	2,805,150

52	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.4%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)	U.S.$	3,310	$3,955,616

Total Governments – Sovereign Bonds (cost $10,057,833)			11,154,766

WHOLE LOAN TRUSTS – 1.0%
Performing Asset – 1.0%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(f)(k)		1,234	1,233,656
16.00%, 1/01/21	MXN	20,945	1,212,295
AlphaCredit Capital, SA de CV 17.25%, 7/19/19(f)(k)		8,466	490,002
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(f)(k)	U.S.$	142	142,052
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/11/19(f)(k)		250	250,299
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(f)(k)		165	164,773
Deutsche Bank Mexico SA
8.00%, 10/31/34(f)(k)(s)	MXN	45,599	1,886,562
8.00%, 10/31/34(f)(k)		18,441	762,966
Flexpath Wh I LLC Series B 11.00%, 4/01/21(f)(k)	U.S.$	623	609,393
Recife Funding Zero Coupon, 11/05/29(f)(k)		1,811	1,892,677
Sheridan Auto Loan Holdings I LLC
10.00%, 12/31/20(f)(k)		693	606,649
10.00%, 3/31/21(f)(k)		1,191	1,191,409

Total Whole Loan Trusts (cost $11,460,456)			10,442,733

		Shares
COMMON STOCKS – 0.8%
Exide Corp.(e)(f)		74,438	212,893
iPayment, Inc.(d)(f)(k)		181,272	598,197
Liberty Tire Recycling LLC(f)(k)		81,827	– 0	–^
Mt. Logan Re Ltd. (Preference Shares)(e)(u)(v)		5,669	5,738,102
Neenah Enterprises, Inc.(d)(f)(k)		58,200	393,432
New Cotai LLC/New Cotai Capital Corp.(f)(k)		3	10,773
Travelport Worldwide Ltd.		80,347	1,097,540
Vantage Drilling International(k)		6,103	671,330

Total Common Stocks (cost $11,885,545)			8,722,267

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.7%
United States – 0.7%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	U.S.$	650	$612,437
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		730	671,074
State of California Series 2010 7.60%, 11/01/40		750	1,166,107
7.95%, 3/01/36		1,915	2,317,093
State of Illinois Series 2010 7.35%, 7/01/35		1,915	2,092,252
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41		475	425,572

Total Local Governments – Municipal Bonds (cost $6,099,682)			7,284,535

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.2%
Fideicomiso PA Pacifico Tres 7.00%, 1/15/35(a)	COP	6,642,880	2,058,943

Uruguay – 0.1%
Uruguay Government International Bond 5.00%, 9/14/18	UYU	25,895	811,642

Total Inflation-Linked Securities (cost $3,001,289)			2,870,585

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Indonesia – 0.1%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	699	821,786

South Africa – 0.0%
Eskom Holdings SOC Ltd. 7.125%, 2/11/25(a)(h)		670	618,826

Venezuela – 0.1%
Petroleos de Venezuela SA 6.00%, 11/15/26(a)		2,700	832,950

Total Quasi-Sovereigns (cost $3,086,963)			2,273,562

54	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Company		Shares		U.S. $ Value

INVESTMENT COMPANIES – 0.2%
Funds and Investment Trusts – 0.2%
OCL Opportunities Fund II(f)(k)# (cost $1,490,950)		11,474		$1,824,328

		Principal Amount (000)
LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires 9.125%, 3/16/24(a) (cost $1,475,419)	U.S.$	1,500		1,542,000

		Shares
WARRANTS – 0.0%
FairPoint Communications, Inc., expiring 1/24/18(d)(k)		9,725		97
iPayment Holdings, Inc., expiring 12/29/22(d)(f)(k)		586,389		310,786

Total Warrants (cost $0)				310,883

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
GBP/USD Expiration: Jun 2016, Exercise Price: GBP 1.35(d)(w) (premiums paid $244,406)		16,102,136		179,879

		Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 1.0%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.42%(x)(y) (cost $11,126,520)		11,126,520		11,126,520

		Principal Amount (000)
Time Deposits – 0.8%
ANZ, London 0.08%, 4/01/16	GBP	137		197,018
BBH, Grand Cayman (1.565)%, 4/01/16	CHF	12		12,349
(0.512)%, 4/01/16	EUR	451		513,160
0.102%, 4/01/16	NOK	– 0	–**	2
0.948%, 4/01/16	AUD	– 0	–**	1
6.48%, 4/01/16	ZAR	17		1,121

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sumitomo, Tokyo 0.14%, 4/01/16	U.S.$	7,552	$7,551,963

Total Time Deposits (cost $8,266,354)			8,275,614

Emerging Markets – Sovereigns – 0.2%
Argentina – 0.2%
Argentina Bonar Bonds 6.00%, 12/29/16 (cost $1,819,159)		1,827	1,811,413

Total Short-Term Investments (cost $21,212,033)			21,213,547

Total Investments – 105.7% (cost $1,232,375,219)			1,152,151,958
Other assets less liabilities – (5.7)%			(61,897,122)

Net Assets – 100.0%			$1,090,254,836

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	64	June 2016	$8,346,500	$8,345,000	$(1,500)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia & New Zealand Banking Group Ltd.	USD	5,605	IDR	76,059,220	4/15/16	$175,807
Australia & New Zealand Banking Group Ltd.	TWD	352,762	USD	10,804	5/20/16	(170,625)
Bank of America, NA	USD	10,017	GBP	7,098	6/24/16	180,710
BNP Paribas SA	USD	1,007	CAD	1,329	4/08/16	16,646
BNP Paribas SA	USD	5,179	MXN	92,461	4/14/16	167,072
BNP Paribas SA	GBP	12,248	USD	17,382	5/12/16	(211,153)
BNP Paribas SA	GBP	7,641	EUR	9,765	5/13/16	149,736
BNP Paribas SA	AUD	14,835	USD	11,086	6/10/16	(249,571)
BNP Paribas SA	USD	173	ARS	3,009	1/26/17	(7,511)
BNP Paribas SA	USD	173	ARS	3,027	1/31/17	(7,042)
BNP Paribas SA	USD	173	ARS	3,044	2/03/17	(6,383)
BNP Paribas SA	USD	696	ARS	12,267	2/13/17	(28,590)
BNP Paribas SA	USD	525	ARS	9,303	2/16/17	(19,822)
BNP Paribas SA	USD	350	ARS	6,231	2/17/17	(11,824)

56	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	1,050	ARS	18,904	2/21/17	$(26,418)
BNP Paribas SA	USD	175	ARS	3,186	2/23/17	(2,704)
BNP Paribas SA	USD	334	ARS	6,107	2/24/17	(3,539)
BNP Paribas SA	USD	182	ARS	3,384	2/27/17	709
BNP Paribas SA	USD	95	ARS	1,790	2/28/17	1,090
BNP Paribas SA	USD	95	ARS	1,814	3/01/17	2,321
BNP Paribas SA	USD	984	ARS	19,183	3/02/17	49,851
Brown Brothers Harriman & Co.	USD	217	GBP	153	5/12/16	3,104
Brown Brothers Harriman & Co.	EUR	789	USD	865	5/13/16	(34,077)
Brown Brothers Harriman & Co.	USD	564	EUR	500	5/13/16	5,537
Brown Brothers Harriman & Co.	JPY	1,226,789	USD	11,022	5/20/16	107,343
Brown Brothers Harriman & Co.	AUD	230	USD	170	6/10/16	(5,323)
Citibank, NA	USD	10,437	RUB	774,808	4/07/16	1,085,605
Citibank, NA	COP	12,847,768	USD	3,996	5/13/16	(276,222)
Citibank, NA	EUR	41,646	USD	45,244	5/13/16	(2,201,499)
Citibank, NA	USD	1,774	EUR	1,584	5/13/16	31,337
Citibank, NA	USD	1,890	HUF	531,235	5/19/16	33,956
Credit Suisse International	NOK	89,102	SEK	88,799	4/06/16	171,033
Credit Suisse International	GBP	7,662	USD	10,971	5/12/16	(34,821)
Credit Suisse International	EUR	11,742	USD	13,053	5/13/16	(324,243)
Credit Suisse International	SEK	87,142	EUR	9,407	5/13/16	(32,409)
Credit Suisse International	GBP	7,097	USD	10,017	6/24/16	(180,085)
Goldman Sachs Bank USA	BRL	57,047	USD	16,029	4/04/16	163,831
Goldman Sachs Bank USA	USD	14,457	BRL	57,047	4/04/16	1,408,833
Goldman Sachs Bank USA	CAD	22,710	USD	16,586	4/08/16	(900,118)
Goldman Sachs Bank USA	USD	8,130	BRL	29,146	4/29/16	(79,944)
Goldman Sachs Bank USA	BRL	31,477	USD	8,531	5/03/16	(153,742)
Goldman Sachs Bank USA	TWD	77,404	USD	2,342	6/21/16	(66,151)
HSBC Bank USA	BRL	109,509	USD	27,473	4/04/16	(2,983,259)
HSBC Bank USA	USD	30,771	BRL	109,509	4/04/16	(314,496)
HSBC Bank USA	USD	10,144	NOK	87,081	4/06/16	380,143
HSBC Bank USA	USD	1,210	MXN	22,038	4/14/16	64,098
HSBC Bank USA	USD	10,850	JPY	1,227,084	5/20/16	67,139
HSBC Bank USA	USD	10,552	TRY	30,715	5/25/16	192,627
JPMorgan Chase Bank NA	CAD	28,418	USD	21,216	4/08/16	(665,821)
Royal Bank of Scotland PLC	MXN	95,045	USD	5,472	4/14/16	(23,751)
Royal Bank of Scotland PLC	ZAR	50,758	USD	3,201	5/11/16	(211,331)
Standard Chartered Bank	BRL	52,462	USD	14,741	4/04/16	150,665
Standard Chartered Bank	USD	14,524	BRL	52,462	4/04/16	66,045
Standard Chartered Bank	CNY	69,636	USD	10,607	4/08/16	(165,982)
Standard Chartered Bank	SGD	7,882	USD	5,583	4/08/16	(264,922)
Standard Chartered Bank	USD	10,672	CNY	70,043	4/08/16	164,076
Standard Chartered Bank	IDR	77,696,932	USD	5,703	4/15/16	(202,705)
Standard Chartered Bank	BRL	52,462	USD	14,428	5/03/16	(46,257)
Standard Chartered Bank	USD	16,188	INR	1,080,275	5/27/16	(10,093)
Standard Chartered Bank	TWD	619,218	USD	18,784	6/21/16	(479,300)

						$(5,562,419)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	57

Portfolio of Investments

CURRENCY OPTIONS WRITTEN (see Note C)

Description	Exercise Price	Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put – BRL vs. USD	BRL 3.550	April 2016	BRL	28,862	$83,251	$(126,687)
Put – BRL vs. USD	3.550	April 2016		28,862	76,097	(126,687)
Call – EUR vs. CHF	CHF 1.115	June 2016	EUR	29,140	154,059	(184,924)
Call – GBP vs. USD	USD 1.468	June 2016	GBP	14,799	169,455	(273,766)
Put – EUR vs. AUD	EUR 1.470	April 2016	EUR	28,114	47,711	(46,700)
Call – PLN vs. EUR	PLN 4.388	April 2016	PLN	84,940	66,352	(4,849)
Call – SEK vs. EUR	SEK 9.460	April 2016	SEK	181,963	59,074	(4,774)

					$655,999	$(768,387)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)%	3.69%		$980	$(49,736)	$347
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.69		1,960	(99,472)	(1,330)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.69		980	(49,736)	(9,239)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.69		1,961	(99,523)	(16,475)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	(5.00)	3.69		4,901	(248,730)	(41,176)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29		1,130	(34,028)	(51,707)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29		21,360	(643,228)	(347,785)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29		43,843	(1,320,274)	(405,546)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29		8,250	(248,438)	(449,672)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29		8,890	(267,710)	(582,368)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	4.29		14,810	(445,984)	(911,396)
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	2.21	EUR	3	(286)	(3)
iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	(5.00)	3.25		12,994	(1,012,831)	13,138

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.77		$6,951	411,241	127,820
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.50		10,730	121,930	52,762

58	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00%	3.69%	$17,439	$884,950	$152,415
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	21,300	641,422	1,086,167
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	18,701	563,156	744,716
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	12,240	368,591	426,311
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	11,000	331,250	260,107
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	11,000	331,250	236,271
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	5,383	162,102	195,461
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	5,820	175,262	185,248
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	5,816	175,142	171,990
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	5,814	175,081	170,355
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	13,968	420,628	167,438
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	5,816	175,141	164,636
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	6,460	194,534	158,390
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	4,038	121,599	146,585
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	4,022	121,117	136,745
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	4,023	121,148	130,231
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	4,250	127,984	127,984
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	4,023	121,147	126,606
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	4,866	146,533	102,209
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	7,662	230,731	97,951
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	3,754	113,046	76,180
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	2,900	87,329	58,162
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	5.00	4.29	4,022	121,117	24,300
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.39	43,843	1,245,615	523,342
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.39	4,951	140,662	55,594

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	59

Portfolio of Investments

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00%	4.39%		$1,981	$56,282	$22,640
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.39		990	28,127	12,311
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.39		1,980	56,253	5,592
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	4.39		990	28,127	1,100
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	3.26	EUR	5,700	486,271	61,813
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	3.26		4,808	410,174	52,809
iTraxx Europe Crossover Series 24, 5 Year Index, 12/20/20*	5.00	3.26		4,052	345,679	44,849

					$4,720,645	$3,303,878

*	Termination date

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/17*	(5.00)%	3.45%	$3,739	$(64,069)	$(104,971)	$40,902
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 3/20/17*	(5.00)	6.46	3,505	65,950	(70,330)	136,280
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/17*	(5.00)	0.91	3,870	(199,990)	(158,086)	(41,904)
Citibank, NA
Bombardier Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	4.42	1,959	(11,380)	(68,020)	56,640
Bombardier Inc., 7.450%, 5/01/34, 3/20/17*	(5.00)	4.42	1,971	(11,451)	(66,280)	54,829
United States Steel Corp., 6.650%, 6/01/37, 3/20/17*	(5.00)	6.28	3,643	40,233	(95,232)	135,465

60	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
Western Union Co., 3.650%, 8/22/18, 3/20/17*	(1.00	) %	0.20%	$1,965	$(15,799)	$(2,433)	$(13,366)
Western Union Co., 3.650%, 8/22/18, 9/20/17*	(1.00)		0.28	1,970	(20,491)	(12,878)	(7,613)
Deutsche Bank AG
iHeart Communications, Inc., 6.875%, 6/15/18, 6/20/18*	(5.00)		67.15	420	291,151	25,890	265,261
Goldman Sachs Bank USA
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/17*	(5.00)		1.47	3,895	(136,796)	(121,864)	(14,932)
Dell, Inc., 7.100%, 4/15/28, 3/20/17*	(1.00)		1.16	3,540	4,431	27,319	(22,888)
First Data Corp., 12.625%, 1/15/21, 3/20/17*	(5.00)		0.69	3,664	(159,957)	(89,121)	(70,836)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/17*	(1.00)		0.20	3,930	(31,932)	(7,122)	(24,810)
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/17*	(5.00)		24.23	3,634	647,779	(102,385)	750,164
UBS AG
J.C. Penney Company, Inc., 6.375%, 10/15/36, 6/20/16*	(5.00)		0.63	670	(7,681)	3,383	(11,064)

Sale Contracts
Barclays Bank PLC
AK Steel Corp., 7.625%, 5/15/20, 6/20/17*	5.00		10.67	1,270	(81,254)	(38,981)	(42,273)
Beazer Homes USA, Inc., 9.125%, 6/15/18, 3/20/19*	5.00		5.78	2,546	(63,293)	80,034	(143,327)
CCO Holdings, LLC, 7.250%, 10/30/17, 6/20/19*	5.00		0.72	828	113,913	59,888	54,025
iHeartCommunications, Inc., 6.875%, 6/15/18, 12/20/20*	5.00		60.96	1,530	(1,198,589)	(1,143,151)	(55,438)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	61

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 12/20/18*	5.00%	13.50%	$2,547	$(521,083)	$34,733	$(555,816)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	15.43	609	(196,574)	(155,318)	(41,256)
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	15.43	1,521	(490,950)	(387,287)	(103,663)
Tenet Healthcare Corporation, 6.875%, 11/15/31, 6/20/19*	5.00	2.88	2,620	174,835	144,095	30,740
Citibank, NA
Advanced Micro Devices, Inc., 7.750%, 8/01/20, 3/20/19*	5.00	9.62	680	(79,061)	(103,825)	24,764
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	1.06	325	28,725	9,584	19,141
United States Steel Corp., 6.650%, 6/01/37, 3/20/19*	5.00	9.47	2,620	(302,756)	51,788	(354,544)
Credit Suisse International
Western Union Co., 3.650%, 8/22/18, 3/20/19*	1.00	0.67	1,309	11,645	(26,745)	38,390
Western Union Co., 3.650%, 8/22/18, 9/20/19*	1.00	0.84	1,320	5,873	(12,761)	18,634
Goldman Sachs Bank USA
CDX-NAIG Series 9 10 Year Index, 12/20/17*	5.00	2.27	300	14,552	(15,725)	30,277
Community Health Systems, Inc., 8.000%, 11/15/19, 3/20/19*	5.00	3.77	2,620	73,276	129,907	(56,631)
Dell, Inc., 7.100%, 4/15/28, 3/20/19*	1.00	2.65	2,620	(130,941)	(175,295)	44,354
First Data Corp., 12.625%, 1/15/21, 3/20/19*	5.00	1.80	2,620	239,265	38,538	200,727
K. Hovnanian Enterprises, Inc., 8.625%, 1/15/17, 9/20/20*	5.00	15.43	580	(187,213)	(139,143)	(48,070)
Newmont Mining Corp., 5.875%, 4/01/35, 3/20/19*	1.00	0.56	2,620	32,778	(59,048)	91,826
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	43.59	2,620	(1,726,928)	51,788	(1,778,716)

62	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
CMBX.NA.BBB Series 6, 5/11/63*	3.00%	4.11%	$10,000	$(613,432)	$(120,218)	$(493,214)
United States Steel Corp., 6.650%, 6/01/37, 9/20/19*	5.00	10.26	491	(74,519)	18,315	(92,834)
United States Steel Corp., 6.650%, 6/01/37, 9/20/19*	5.00	10.26	743	(112,555)	29,273	(141,828)

				$(4,694,288)	$(2,571,684)	$(2,122,604)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
iBoxx $ Liquid High Yield Index	42,629	LIBOR	$9,617	6/20/16	$93,091
iBoxx $ Liquid High Yield Index	42,544	LIBOR	9,617	6/20/16	73,627
iBoxx $ Liquid High Yield Index	21,321	LIBOR	4,809	6/20/16	47,567
iBoxx $ Liquid High Yield Index	21,305	LIBOR	4,809	6/20/16	43,799
iBoxx $ Liquid High Yield Index	16,817	LIBOR	3,846	6/20/16	(15,555)
iBoxx $ Liquid High Yield Index	25,169	LIBOR	5,770	6/20/16	(37,133)
iBoxx $ Liquid High Yield Index	60,628	LIBOR	13,902	6/20/16	(92,481)
JPMorgan Chase Bank, NA iBoxx $ Liquid High Yield Index	26,827	LIBOR	6,150	6/20/16	(39,579)

					$73,336

VARIANCE SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Volatility Strike Price		Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
S&P 500 Index 4/15/16*		$17.85		$179	$106,833	$	– 0	–	$106,833
Citibank, NA
S&P 500 Index 4/29/16*		15.05		124	35,440		– 0	–	35,440
Credit Suisse International
Euro STOXX 50 Index 4/15/16*	EU	R 26.10	EU	R 389	167,466		– 0	–	167,466
Morgan Stanley & Co. International PLC
Euro STOXX 50 Index 4/29/16*		22.55		321	26,658		– 0	–	26,658

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	63

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
UBS AG
S&P 500 Index 4/16/16*	$19.80	$32	$18,961	$	– 0	–	$18,961

			$355,358	$	– 0	–	$355,358

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2016
Barclays Capital Inc.†	1,620	EUR	(1.50	)%*	—	$1,837,583
Barclays Capital Inc.†	1,163	USD	(1.25	)%*	—	1,162,009
Barclays Capital Inc.†	556	GBP	(1.00	)%*	—	796,513
Barclays Capital Inc.†	434	USD	(0.75	)%*	—	432,784
Barclays Capital Inc.†	545	USD	(0.50	)%*	—	545,104
Barclays Capital Inc.†	465	USD	(0.38	)%*	—	464,230
Barclays Capital Inc.†	1,558	USD	(0.10	)%*	—	1,557,789
Barclays Capital Inc.†	1,966	USD	0.30%		—	1,966,300
Credit Suisse Securities (USA) LLC†	356	EUR	(4.00	)%*	—	402,275
Credit Suisse Securities (USA) LLC†	531	USD	(2.75	)%*	—	530,885
Credit Suisse Securities (USA) LLC†	85	USD	(2.00	)%*	—	84,548
Credit Suisse Securities (USA) LLC†	618	EUR	(1.00	)%*	—	701,676
Credit Suisse Securities (USA) LLC†	1,658	EUR	(1.00	)%*	—	1,878,797
Credit Suisse Securities (USA) LLC†	591	USD	(0.50	)%*	—	590,380
Credit Suisse Securities (USA) LLC	1,399	USD	0.00%		4/05/16	1,398,625
Credit Suisse Securities (USA) LLC†	2,313	USD	0.10%		—	2,313,015
Credit Suisse Securities (USA) LLC	823	USD	0.25%		4/01/16	822,856
Credit Suisse Securities (USA) LLC†	2,273	USD	0.25%		—	2,272,866
Credit Suisse Securities (USA) LLC†	1,552	USD	0.29%		—	1,552,751
Credit Suisse Securities (USA) LLC†	1,186	USD	2.00%		—	1,186,568
HSBC Securities (USA) Inc.	12,531	USD	0.60%		4/20/16	12,546,288
HSBC Securities (USA) Inc.	2,926	USD	0.67%		4/20/16	2,930,046
HSBC Securities (USA) Inc.	35,035	USD	0.67%		4/20/16	35,081,947
ING Financial Markets LLC†	214	USD	(1.25	)%*	—	212,455
ING Financial Markets LLC†	900	USD	2.00%		—	904,700

64	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2016
RBC Capital Markets†	1,366	USD	(0.25	)%*	—	$1,364,513
RBC Capital Markets†	1,550	USD	0.20%		—	1,550,401

						$77,087,904

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2016

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the Statement of Assets and Liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous			Up to 30 Days		31-90 Days			Greater than 90 Days			Total
Governments – Treasuries	$	– 0	–	$50,558,281		$	– 0	–	$	– 0	–	$50,558,281
Corporates – Non-Investment Grade		22,645,220		1,398,625			– 0	–		– 0	–	24,043,845
Corporates – Investment Grade		1,895,398		– 0	–		– 0	–		– 0	–	1,895,398
Quasi-Sovereigns		590,380		– 0	–		– 0	–		– 0	–	590,380

Total		$25,130,998		$51,956,906		$	– 0	–	$	– 0	–	$77,087,904

^	Less than $0.50.

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $389,308,564 or 35.7% of net assets.

(b)	Security is in default and is non-income producing.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.11% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.586%, 6/24/50	10/06/09	$2,728,373	$3,626,350	0.33%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	6,395,646	6,077,589	0.56%
Golden Energy Offshore Services AS 8.31%, 5/29/17	5/14/14	1,044,351	221,449	0.02%
Liberty Tire Recycling LLC 11.00%, 3/31/21	9/23/10	1,667,889	938,931	0.09%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	5/15/13	2,295,760	142,850	0.01%

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	65

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	$477,418	$91,200	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14	1,408,980	87,052	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/12/14	992,873	62,233	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/29/14	838,866	60,102	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.933%, 11/25/25	9/28/15	620,624	607,380	0.06%

(d)	Non-income producing security.

(e)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide Corp.	4/30/15	$141,191		$212,893		0.02%
Exide Technologies Series AI 11.00%, 4/30/20	4/30/15	4,300,868		3,645,133		0.33%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/11/12	– 0	–	– 0	–	0.00%
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	5,669,000		5,738,102		0.53%

(f)	Fair valued by the Adviser.

(g)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

(h)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2016.

(j)	Convertible security.

(k)	Illiquid security.

(l)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.

(m)	When-Issued or delayed delivery security.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Defaulted.

(p)	IO – Interest Only

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(r)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(s)	Variable rate coupon, rate shown as of March 31, 2016.

(t)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(v)	Effective prepayment date of April 2017.

(w)	One contract relates to 1 share.

66	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Portfolio of Investments

(x)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(y)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

#	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2016, the fund’s total exposure to subprime investments was 5.46% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

MXN – Mexican Peso

NOK – Norwegian Krone

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

NIBOR – Norwegian Interbank Offered Rate

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	67

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,221,248,699)	$1,141,025,438
Affiliated issuers (cost $11,126,520)	11,126,520
Cash	68,429
Foreign currencies, at value (cost $289,382)	292,174
Cash collateral due from broker	7,370,929
Dividends and interest receivable	19,406,996
Unrealized appreciation on forward currency exchange contracts	4,839,314
Receivable for investment securities sold and foreign currency transactions	4,428,505
Unrealized appreciation on credit default swaps	1,992,419
Receivable for terminated total return swaps	1,500,024
Upfront premiums paid on credit default swaps	704,535
Unrealized appreciation on variance swaps	355,358
Unrealized appreciation of total return swaps	258,084
Receivable for variation margin on exchange-traded derivatives	213,895
Receivable for newly entered credit default swaps	51,581

Total assets	1,193,634,201

Liabilities
Payable for reverse repurchase agreements	77,087,904
Unrealized depreciation on forward currency exchange contracts	10,401,733
Payable for investment securities purchased and foreign currency transactions	5,978,149
Unrealized depreciation on credit default swaps	4,115,023
Upfront premiums received on credit default swaps	3,276,219
Advisory fee payable	889,717
Options written, at value (premiums received $655,999)	768,387
Unrealized depreciation on total return swaps	184,748
Cash collateral due to broker	150,000
Payable for newly entered credit default swaps	28,540
Payable for terminated total return swaps	26,954
Administrative fee payable	17,722
Accrued expenses and other liabilities	454,269

Total Liabilities	103,379,365

Net Assets	$1,090,254,836

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,195,922,732
Undistributed net investment income	10,291,157
Accumulated net realized loss on investment and foreign currency transactions	(32,475,895)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(84,345,455)

$1,090,254,836

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$12.64

See notes to financial statements.

68	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended March 31, 2016

Investment Income
Interest (net of foreign taxes withheld of $77,458)	$86,249,080
Dividends
Unaffiliated issuers	2,241,051
Affiliated issuers	28,032
Other income	26,348	$88,544,511

Expenses
Advisory fee (see Note B)	10,189,450
Custodian	281,667
Audit and tax	183,118
Registration fees	83,966
Administrative	69,328
Printing	62,534
Transfer agency	42,953
Legal	30,020
Directors’ fees	21,462
Miscellaneous	88,783

Total expenses before interest expense	11,053,281
Interest expense	424,016

Total expenses		11,477,297

Net investment income		77,067,214

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(27,383,244)
Swaps		723,165
Futures		(618,816)
Options written		1,250,858
Swaptions written		946,702
Foreign currency transactions		7,977,272
Net change in unrealized appreciation/depreciation on:
Investments		(77,289,906)
Swaps		1,581,231
Futures		(1,500)
Options written		(112,388)
Swaptions written		(139,299)
Foreign currency denominated assets and liabilities		(6,120,709)

Net loss on investment and foreign currency transactions		(99,186,634)

Net Decrease in Net Assets from Operations		$(22,119,420)

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	69

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2016		Year Ended March 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$77,067,214		$86,257,936
Net realized gain (loss) on investment and foreign currency transactions	(17,104,063)		33,834,364
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(82,082,571)		(97,290,183)

Net increase (decrease) in net assets from operations	(22,119,420)		22,802,117
Dividends and Distributions to Shareholders from
Net investment income	(95,602,843)		(104,217,188)
Net realized gain on investment and foreign currency transactions	– 0	–	(20,126,007)

Total decrease	(117,722,263)		(101,541,078)
Net Assets
Beginning of period	1,207,977,099		1,309,518,177

End of period (including undistributed net investment income of $10,291,157 and $14,746,020, respectively)	$1,090,254,836		$1,207,977,099

See notes to financial statements.

70	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended March 31, 2016

Net decrease in net assets from operations		$(22,119,420)
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$2,981,694
Net accretion of bond discount and amortization of bond premium	(1,587,709)
Inflation index adjustment	(81,226)
Decrease in accrued expenses	(354,664)
Increase in cash collateral due from broker	(4,866,992)
Increase in receivable for investment securities sold and foreign currency transactions	(2,568,390)
Decrease in payable for investment securities and foreign currency transactions	(7,440,858)
Purchases of long-term investments	(530,912,955)
Proceeds from disposition of long-term investments	677,445,647
Purchases of short-term investments, net	(6,910,136)
Proceeds from swap contracts, net	410,498
Proceeds from options written, net	1,906,857
Proceeds from swaptions written, net	779,263
Payments for futures settlements	(618,816)
Variation margin received on exchange-traded derivatives	3,273,159
Decrease in cash collateral received from broker	(510,000)
Net realized gain on investment and foreign currency transactions	17,104,063
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	82,082,571

Total adjustments		230,132,006

Net increase in cash from operating activities		$208,012,586

Financing Activities:
Cash dividends paid	(95,602,843)
Decrease in reverse repurchase agreements	(119,869,059)

Net decrease in cash from financing activities		(215,471,902)
Effect of exchange rate on cash		7,768,206

Net increase in cash		308,890
Cash at beginning of period		51,713

Cash at end of period		$360,603

Supplemental disclosure of cash flow information:
Interest expense paid during the year		$424,016

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	71

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the

72	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	73

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the

74	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2016:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$530,181,588		$11,980,493	#	$542,162,081
Collateralized Mortgage Obligations		– 0	–	– 0	–	124,373,877		124,373,877
Governments – Treasuries		– 0	–	101,795,056		– 0	–	101,795,056
Corporates – Investment Grade		– 0	–	81,713,069		– 0	–	81,713,069
Commercial Mortgage-Backed Securities		– 0	–	4,764,012		42,475,788		47,239,800
Bank Loans		– 0	–	– 0	–	44,857,230		44,857,230
Emerging Markets – Treasuries		– 0	–	36,384,278		6,077,589		42,461,867
Emerging Markets – Sovereigns		– 0	–	35,841,083		– 0	–	35,841,083
Emerging Markets – Corporate Bonds		– 0	–	23,530,221		235,021		23,765,242
Preferred Stocks		14,676,724		1,496,250		– 0	–	16,172,974

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	75

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Governments – Sovereign Agencies	$	– 0	–	$12,273,959		$	– 0	–	$12,273,959
Asset-Backed Securities		– 0	–	715,334			10,961,301		11,676,635
Governments – Sovereign Bonds		– 0	–	11,154,766			– 0	–	11,154,766
Whole Loan Trusts		– 0	–	– 0	–		10,442,733		10,442,733
Common Stocks		1,097,540		671,330			6,953,397	#	8,722,267
Local Governments – Municipal Bonds		– 0	–	7,284,535			– 0	–	7,284,535
Inflation-Linked Securities		– 0	–	2,870,585			– 0	–	2,870,585
Quasi-Sovereigns		– 0	–	2,273,562			– 0	–	2,273,562
Investment Companies		– 0	–	– 0	–		1,824,328		1,824,328
Local Governments – Regional Bonds		– 0	–	1,542,000			– 0	–	1,542,000
Warrants		97		– 0	–		310,786		310,883
Options Purchased – Puts		– 0	–	179,879			– 0	–	179,879
Short-Term Investments:
Investment Companies		11,126,520		– 0	–		– 0	–	11,126,520
Time Deposits		– 0	–	8,275,614			– 0	–	8,275,614
Emerging Markets – Sovereigns		– 0	–	1,811,413			– 0	–	1,811,413

Total Investments in Securities		26,900,881		864,758,534			260,492,543		1,152,151,958
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts		– 0	–	4,839,314			– 0	–	4,839,314
Centrally Cleared Credit Default Swaps		– 0	–	6,120,575			– 0	–	6,120,575 †
Credit Default Swaps		– 0	–	1,992,419			– 0	–	1,992,419
Total Return Swaps		– 0	–	258,084			– 0	–	258,084
Variance Swaps		– 0	–	355,358			– 0	–	355,358
Liabilities
Futures		(1,500)		– 0	–		– 0	–	(1,500)†
Forward Currency Exchange Contracts		– 0	–	(10,401,733)			– 0	–	(10,401,733)
Currency Options Written		– 0	–	(768,387)			– 0	–	(768,387)
Centrally Cleared Credit Default Swaps		– 0	–	(2,816,697)			– 0	–	(2,816,697)†
Credit Default Swaps		– 0	–	(4,115,023)			– 0	–	(4,115,023)
Total Return Swaps		– 0	–	(184,748)			– 0	–	(184,748)

Total^		$26,899,381		$860,037,696			$260,492,543		$1,147,429,620

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

76	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations		Commercial Mortgage- Backed Securities		Bank Loans
Balance as of 3/31/15	$9,029,484		$87,250,705		$21,624,786		$49,570,611
Accrued discounts/ (premiums)	208,482		602,255		234,107		138,288
Realized gain (loss)	(1,811,647)		1,603,901		506,144		(1,705,056)
Change in unrealized appreciation/depreciation	(1,330,091)		(6,390,761)		(4,047,401)		(1,018,595)
Purchases/Payups	9,690,412		68,437,861		27,642,035		25,980,999
Sales/Paydowns	(3,806,147)		(27,130,084)		(3,483,883)		(28,109,017)
Reclassification	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 3/31/16	$11,980,493		$124,373,877		$42,475,788		$44,857,230

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16**	$(2,685,442)		$(4,840,590)		$(3,475,411)		$(2,579,425)

	Emerging Markets - Treasuries		Emerging Markets - Corporate Bonds		Asset- Backed Securities		Whole Loan Trusts
Balance as of 3/31/15	$6,463,416		$ – 0	–	$9,620,238		$12,077,045
Accrued discounts/ (premiums)	(30,944)		71		214,801		10,613
Realized gain (loss)	– 0	–	– 0	–	343,643		53,697
Change in unrealized appreciation/depreciation	(354,883)		(1,443,062)		(1,263,492)		(366,152)
Purchases/Payups	– 0	–	1,678,012		3,413,307		4,906,403
Sales/Paydowns	– 0	–	– 0	–	(1,367,196)		(6,238,873)
Reclassification	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 3/31/16	$6,077,589		$235,021		$10,961,301		$10,442,733

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16**	$(354,883)		$(1,443,062)		$(1,263,492)		$(464,244)

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	77

Notes to Financial Statements

	Common Stocks#		Investments Companies		Warrants#		Total
Balance as of 3/31/15	$6,678,614		$2,555,774		$7,672		$204,878,345
Accrued discounts/ (premiums)	– 0	–	– 0	–	– 0	–	1,377,673
Realized gain (loss)	(427,113)		(212,498)		3,650		(1,645,279)
Change in unrealized appreciation/depreciation	95,093		603,504		303,114		(15,212,726)
Purchases/Payups	141,203		– 0	–	– 0	–	141,890,232
Sales/Paydowns	– 0	–	(1,122,452)		(3,650)		(71,261,302)
Reclassification	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into Level 3	465,600		– 0	–	– 0	–	465,600
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 3/31/16	$6,953,397		$1,824,328		$310,786		$260,492,543	+

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16**	$(65,179)		$384,817		$307,111		$(16,479,800)

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2016. Securities priced by third party vendors or using prior transaction, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/16			Valuation Technique	Unobservable Input	Range / Weighted Average
Corporates – Non-Investment Grade		$2,918,201		Discounted Cash Flow	Discount Rate	12.5%+7.0%PIK / NA
					Convertible Feature Value	2.2%-22.2% / 12.2%
		$938,931		Market Approach	EBITDA*	$38mm / N/A
	$	– 0	–	Qualitative Assessment		$0.00 / N/A
Bank Loans		$1,344,265		Market Approach	EBITDA* Projection	$28mm-$70mm / N/A
					EBITDA* Multiples	6X / N/A
					Scrap Value	$110mm / N/A

78	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

	Fair Value at 3/31/16	Valuation Technique	Unobservable Input	Range / Weighted Average
Common Stocks	$598,197	Market Approach	EBITDA* Projection	$94mm / N/A
			EBITDA* Multiples	8.5X
	393,432	Market Approach	EBITDA* Projection	$51.1mm / N/A
	$212,893	Option Pricing Model	Enterprise Value	$519mm-$603mm / N/A
			Exercise Price	$730mm-$830mm / N/A
			Years to Expiration	2.5yr-4.5yr / N/A
			EV Volatility %	22.6%-26.5% / N/A
			Risk Free Rate	1.09%-1.55% / N/A
	$10,773	Market Approach	EBITDA* Projection	$349mm / N/A
			EBITDA* Multiples	12.0X / N/A
Whole Loan Trusts	$2,649,528	Projected Cash Flow	Level Yield	13.45% / N/A
	$2,445,951	Recovery Analysis	Delinquency Rate	<4% / N/A
	$1,892,677	Market Approach	Underlying NAV of Collateral	$104.48 / N/A
	$1,191,409	Recovery Analysis	Cumulative Loss	<15% / N/A
	$609,393	Discounted Cash Flow	Level Yield	97.76% / N/A
	$606,649	Recovery Analysis	Cumulative Loss	<17% / N/A
	$490,002	Recovery Analysis	Delinquency Rate	<5% / N/A
			Collateralization	1.1X / N/A
	$250,299	Recovery Analysis	Appraisal Value	$4,560,000 / N/A
	$164,773	Recovery Analysis	Appraisal Value	$3,200,000 / N/A
	$142,052	Recovery Analysis	Appraisal Value	$3,376,000 / N/A
Warrants	$310,786	Option Pricing Model	Exercise Price	$6.64 / N/A
			Expiration Date	June, 2019 / N/A
			EV Volatility %	50% / N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	79

Notes to Financial Statements

Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and

80	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the amended administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2016, such fee amounted to $69,328.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	81

Notes to Financial Statements

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2016, there was no such reimbursement paid to ABIS.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2016, is as follows:

Market Value March 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2016 (000)	Dividend Income (000)
$11,050	$387,247	$387,170	$11,127	$28

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended March 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $248,000 and $0, respectively.

Brokerage commissions paid on investment transactions for the year ended March 31, 2016 amounted to $16,755, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$479,588,387	$544,754,272
U.S. government securities	44,220,341	127,543,516

82	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, futures and swaps) are as follows:

Cost	$1,233,572,993
Gross unrealized appreciation	44,045,563
Gross unrealized depreciation	(125,466,598)

Net unrealized depreciation	$(81,421,035)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	83

Notes to Financial Statements

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2016, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

84	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerages, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund’s selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended March 31, 2016, the Fund held purchased options for non-hedging purposes.

During the year ended March 31, 2016, the Fund held written options for non-hedging purposes.

For the year ended March 31, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 3/31/15	– 0	–	$	– 0	–
Options written	8,775,889,015			1,958,277
Options expired	(8,363,119,725)			(1,169,353)
Options bought back	(16,090,000)			(132,925)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/16	396,679,290			$655,999

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	85

Notes to Financial Statements

For the year ended March 31, 2016, the Fund had the following transactions in written swaptions:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 3/31/15		$81,360,000			$167,439
Swaptions written		397,749,000			805,762
Swaptions expired		(444,119,000)			(837,219)
Swaptions bought back		(34,990,000)			(135,982)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 3/31/16	$	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

86	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	87

Notes to Financial Statements

During the year ended March 31, 2016, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances, Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2016, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $136,086,080.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the

88	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended March 31, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2016, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended March 31, 2016, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	89

Notes to Financial Statements

transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2016 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on total return swaps	$258,084		Unrealized depreciation on total return swaps	$184,748

Interest rate contracts				Receivable/Payable for variation margin on exchange- traded derivatives	1,500	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,839,314		Unrealized depreciation on forward currency exchange contracts	10,401,733

Foreign exchange contracts	Investments in securities, at value	179,879		Options written, at value	768,387

Credit contracts	Unrealized appreciation on credit default swaps	1,992,419		Unrealized depreciation on credit default swaps	4,115,023

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	6,120,575	*	Receivable/Payable for variation margin on exchange-traded derivatives	2,816,697	*

Equity contracts	Unrealized appreciation on variance swaps	355,358

Total		$13,745,629			$18,288,088

90	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(1,636,245)	$794,040

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(810,501)	(1,500)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	7,065,851	(5,898,121)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	200,592	(64,527)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	1,092,097	(112,388)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(1,356,240)	211,369

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,871,582	431,833

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	91

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	$946,702	$(139,299)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	487,828	355,358

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	191,685	– 0	–

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(129,979)	– 0	–

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	158,761	– 0	–

Total		$8,082,133	$(4,423,235)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2016:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$31,551,728
Average notional amount of sale contracts	$105,910,017

Centrally Cleared Interest Rate Swaps:
Average notional amount.	$131,085,000	(a)

Credit Default Swaps:
Average notional amount of buy contracts	$44,146,518
Average notional amount of sale contracts	$43,927,181

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$126,184,770
Average principal amount of sale contracts	$254,250,516

Futures:
Average original value of buy contracts	$8,307,656	(b)
Average original value of sale contracts	$126,736,250	(c)

92	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

Total Return Swaps:
Average notional amount.	$37,144,462

Variance Swaps:
Average notional amount.	$905,864	(d)

Purchased Options Contracts:
Average monthly cost.	$180,867	(e)

(a)	Positions were open for five months during the reporting period.

(b)	Positions were open for four months during the reporting period.

(c)	Positions were open for one month during the reporting period.

(d)	Positions were open for three months during the reporting period.

(e)	Positions were open for eleven months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC**	$184,103	$	– 0	–	$	– 0	–	$	– 0	–		$184,103
Goldman Sachs & Co.**	24,000		– 0	–		– 0	–		– 0	–		24,000
Citigroup Global Markets, Inc.**	5,792		– 0	–		– 0	–		– 0	–		5,792

Total	$213,895	$	– 0	–	$	– 0	–	$	– 0	–		$213,895

OTC Derivatives:
Australia & New Zealand Banking Group Ltd	$175,807		$(170,625)		$	– 0	–	$	– 0	–		$5,182
Bank of America, N.A.	467,422		(273,766)			– 0	–		(193,656)			– 0	–
Barclays Bank PLC	$354,698		$(354,698)			$–0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	387,425		(387,425)			– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	115,984		(39,400)			– 0	–		– 0	–		76,584
Citibank, N.A.	1,513,380		(1,513,380)			– 0	–		– 0	–		– 0	–
Credit Suisse International	356,017		(356,017)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	291,151		(236,473)			(54,678)			– 0	–		– 0	–
Goldman Sachs Bank USA	2,584,745		(2,584,745)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	704,007		(704,007)			– 0	–		– 0	–		– 0	–

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	93

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC.	$26,658	$(26,658)	$	– 0	–	$	– 0	–	– 0	–
Standard Chartered Bank	380,786	(380,786)		– 0	–		– 0	–	– 0	–
UBS AG	18,961	(7,681)		– 0	–		– 0	–	11,280

Total	$7,377,041	$(7,035,661)		$(54,678)			$(193,656)		$93,046	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Australia & New Zealand Banking Group Ltd	$170,625	$(170,625)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, N.A.	273,766	(273,766)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	2,815,802	(354,698)	– 0	–	(2,461,104)	– 0	–
BNP Paribas SA	574,557	(387,425)	– 0	–	– 0	–	187,132
Brown Brothers Harriman & Co.	39,400	(39,400)	– 0	–	– 0	–	– 0	–
Citibank, N.A.	3,027,538	(1,513,380)	– 0	–	(74,933)	1,439,225
Credit Suisse International	607,848	(356,017)	– 0	–	– 0	–	251,831
Deutsche Bank AG	236,473	(236,473)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	3,827,096	(2,584,745)	– 0	–	(586,081)	656,270
HSBC Bank USA	3,297,755	(704,007)	– 0	–	(2,350,030)	243,718
JPMorgan Chase Bank, N.A.	710,174	– 0	–	– 0	–	– 0	–	710,174
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	800,506	(26,658)	– 0	–	(773,848)	– 0	–
Royal Bank of Scotland PLC.	235,082	– 0	–	– 0	–	– 0	–	235,082
Standard Chartered Bank	1,169,259	(380,786)	– 0	–	– 0	–	788,473
UBS AG	7,681	(7,681)	– 0	–	– 0	–	– 0	–

Total	$17,793,562	$(7,035,661)	$	– 0	–	$(6,245,996)	$4,511,905	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

94	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2016, the average amount of reverse repurchase agreements outstanding was $145,331,474 and the daily weighted average interest rate was 0.06%. At March 31, 2016, the Fund had reverse repurchase agreements outstanding in the amount of $77,087,904 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$8,762,312	$(8,762,312)	$	– 0	–
Credit Suisse Securities (USA) LLC.	13,735,242	(13,735,242)		– 0	–
HSBC Securities (USA) Inc	50,558,281	(50,558,281)		– 0	–
ING Financial Markets LLC	1,117,155	(1,088,251)		28,904
RBC Capital Markets	2,914,914	(2,914,914)		– 0	–

Total	$77,087,904	$(77,059,000)		$28,904

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	95

Notes to Financial Statements

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2016, the Fund had the following unfunded loan commitments outstanding:

Borrower	Unfunded Loan Commitment
Sheridan Auto Loan I LLC, 10.00%, 6/30/16	$448,938
Flexpath WH I LLC, Series B, 8/01/16	$193,592

As of March 31, 2016, the Fund had no bridge loan commitments outstanding.

During the year ended March 31, 2016, the Fund received commitment fees or additional funding fees in the amount of $10,373.

NOTE D

Capital Stock

During the years ended March 31, 2016 and March 31, 2015 the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

96	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid or relatively less liquid securities at an advantageous price. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, or legal restrictions that limit or prevent a Fund from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	97

Notes to Financial Statements

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Risks relating to investments in securities of non- U.S. issuers may be heightened with respect to investments in emerging-market countries, which may be generally less developed and where there may be: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; and differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, dollar rolls or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

98	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2016 and March 31, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$95,602,843		$106,028,011
Long-term capital gains	– 0	–	18,315,184

Total taxable distributions	95,602,843		124,343,195

Total distributions paid	$95,602,843		$124,343,195

As of March 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,141,289
Accumulated capital and other losses	(31,651,879	)(a)
Unrealized appreciation/(depreciation)	(83,708,620	)(b)

Total accumulated earnings/(deficit)	$(104,219,210	)(c)

(a)	On March 31, 2016, the Fund had a net capital loss carryforward of $31,651,879.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), swaps and partnerships, and the realization for tax purposes of gains/losses on certain derivative instruments.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	99

Notes to Financial Statements

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2016, the Fund had a net short-term capital loss carryforward of $12,280,127 and a net long-term capital loss carryforward of $19,371,752 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, the tax treatment of clearing fees, the tax treatment of proceeds from the sale of defaulted securities, and reclassifications of paydown gain/loss resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE G

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (“ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

100	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 14.01	$ 15.19	$ 15.70	$ 14.81	$ 15.48

Income From Investment Operations
Net investment income(a)	.89	1.00	1.14	1.21	1.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	(.74)	(.07)	1.12	(.38)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.26)	.26	1.07	2.33	.85

Less: Dividends and Distributions
Dividends from net investment income	(1.11)	(1.21)	(1.30)	(1.37)	(1.52)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.23)	(.28)	(.07)	– 0	–

Total dividends and distributions	(1.11)	(1.44)	(1.58)	(1.44)	(1.52)

Net asset value, end of period	$ 12.64	$ 14.01	$ 15.19	$ 15.70	$ 14.81

Market value, end of period	$ 11.66	$ 12.57	$ 14.76	$ 16.33	$ 15.02

Premium/(Discount), end of period	(7.75)%	(10.28)%	(2.83)%	4.01%	1.42%
Total Return
Total investment return based on:(c)
Market value	2.20%	(5.20)%	0.37%	19.40%	11.88%
Net asset value	(0.59)%	2.68%	7.44%	16.42%	6.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,090,255	$1,207,977	$1,309,518	$1,352,232	$1,267,204
Ratio to average net assets of:
Expenses	1.01%	1.01%	.98%	.98%	.98%
Expenses, excluding interest expense	.98%	1.00%	.97%	.97%	.96%
Net investment income	6.81%	6.76%	7.43%	8.00%	8.33%
Portfolio turnover rate	42%	48%	36%	38%	26%

See footnote summary on page 102.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	101

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

102	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global High Income Fund, Inc. at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 26, 2016

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	103

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2016. For corporate shareholders, 1.17% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 52.94% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended March 31, 2016, the Fund designates $1,073,835 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

104	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	105

Additional Information

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

106	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Additional Information

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Global High Income Fund, Inc. (“the Fund”) was held on March 31, 2016. A description of the proposal and number of shares voted at the Meeting are as follows:

To elect three Class One Directors.

Class One (term expires 2019)

Director:	Voted for	Authority Withheld
Michael J. Downey	71,321,170	3,504,989
Nancy P. Jacklin	72,710,263	2,115,896
Robert M. Keith	71,405,045	3,421,113

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	107

Results of Stockholders Meeting

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Marco G. Santamaria(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Point, TX 77842-3170

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed-Income: Emerging Market Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Paul J. DeNoon, Douglas J. Peebles, Marco G. Santamaria and Matthew S. Sheridan, members of the Global Fixed-Income: Emerging Market Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 29, 2016, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

108	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2009)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	110	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	109

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 74 (2006)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and Chairman of the Independent Directors Committee of such Funds since February 2014.	110	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1993)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	110	None

110	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of the Merger Fund (registered investment company) since prior to 2011 until 2013. He also served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	110	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 83 (1993)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	110	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	111

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2006)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	110	None

Nancy P. Jacklin, ## 68 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	110	None

112	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	110	None

Earl D. Weiner, ## 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	110	None

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	113

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

114	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Mutual Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Marco G. Santamaria, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp, 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Stephen M. Woetzel, 44	Controller	Vice President of ABIS**, with which he has been associated since prior to 2011.

Vincent S. Noto 51	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	115

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

116	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including but not limited to benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	117

performance of the Fund as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”), and information prepared by the Adviser showing the Fund’s performance as compared with its blended benchmark (composed of equal weightings of the JPMorgan Government Bond Index—Emerging Markets, the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and its individual benchmark, the JPM EMBI Global, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015. The directors noted that the Fund was in the 3rd quintile of the Performance Group for the 1-year period, in the 5th quintile of the Performance Group for the 3- and 5-year periods, and in the 2nd quintile of the Performance Group for the 10-year period. The directors recognized that the small number of other funds in the Fund’s Broadridge category made performance comparisons of limited utility. The Fund outperformed both benchmarks (which, they noted, are not leveraged) in all periods. Based on their review, the directors concluded that the Fund’s recent performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Broadridge concerning fee rates paid by other funds in the same Broadridge category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Fund’s latest fiscal year total management fee rate of 90.5 basis points (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) was lower than the Expense Group and the Expense Universe medians. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage).

The directors noted that the Fund’s contractual advisory fee rate was higher than the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and that the Fund’s fee rate exceeded the rate paid by the open-end fund’s predecessor prior to the settlement related reduction. The directors further noted that in 2005 the directors considered and approved the Adviser’s proposal, in response to the directors’ request for advisory and administration fee reductions, to amend the Advisory Agreement to reduce the fee rate by 10 basis points (from 1.00% to 0.90%) and the Administrator’s proposal to replace the 15 basis points fee in the Administration Agreement with an amount equal to no more than the cost to the Administrator of providing administrative services subject to a maximum of 15 basis points.

118	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in various types of fixed income securities. The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and that it was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	119

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value information and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

120	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	121

AB Family of Funds

NOTES

122	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND •	123

NOTES

124	• ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

Privacy Policy Statement

AllianceBernstein and its affiliates (collectively “AllianceBernstein”) understand the importance of maintaining the confidentiality of their clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from a variety of sources, including: (1) account documentation, including applications or other forms, which may include information such as a client’s name, address, phone number, social security number, assets, income and other household information, (2) client transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients or former clients (collectively “clients”), except to our affiliates, or to others as permitted or required by law. From time to time, we may disclose nonpublic personal information that we collect about our clients to non-affiliated third parties, including those that perform transaction processing or servicing functions, those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement or those that provide professional services to us under a professional services agreement, all of which require the third party provider to adhere to our privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients that include restricting access to nonpublic personal information and maintaining physical, electronic and procedural safeguards which comply with applicable standards.

It is also our policy to prohibit the sharing of our clients’ personal information among our affiliated group of investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients, except as permitted by law. This information includes, but is not limited to, a client’s income and account history.

We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GHI-0151-0316

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit -Related Fees	Tax Fees
AB Global High Income Fund	2015	$145,923	$10,000	$35,140
	2016	$150,345	$4,051	$30,871

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income Fund	2015	$499,693	$45,140
			$(10,000)
			$(35,140)
	2016	$489,067	$34,922
			$(4,051)
			$(30,871)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr. Nancy P. Jacklin	D. James Guzy Gary. L Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

INTRODUCTION

•	As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

•	We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

•	This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

•	We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

RESEARCH UNDERPINS DECISION MAKING

•	As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

•	In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

•	We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

ENGAGEMENT

•	In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

PROXY VOTING GUIDELINES

•	Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

•	With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

1.1	BOARD AND DIRECTOR PROPOSALS

Board Diversity (SHP)	CASE-BY-CASE

•	Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining if there are other general governance concerns.

Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

•	We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

Changes in Board Structure and Amending the Articles of Incorporation	FOR

•	Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

•	We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

Classified Boards	AGAINST

•	A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

Director Liability and Indemnification	CASE-BY-CASE

•	Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

•	We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

Disclose CEO Succession Plan (SHP)	FOR

•	Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

Election of Directors	FOR

•	The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

•	In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal).

We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may consider the number of boards on which a director sits and/or their length of service on a particular board.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation practices.

We may vote against directors for not representing shareholder interests and maximizing long-term shareholder value

•	We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

Independent Lead Director (SHP)	FOR

•	We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO, barring any additional board leadership concerns.

Limit Term of Directorship (SHP)	CASE-BY-CASE

•	These proposals seek to limit the term during which a director may serve on a board to a set number of years.

•	Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

Majority of Independent[1] Directors (SHP)	FOR

•	Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

Majority of Independent Directors on Key Committees (SHP)	FOR

•	In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit[2], nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation and corporate governance codes.

Majority Votes for Directors (SHP)	FOR

•	We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

•	We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

Removal of Directors Without Cause (SHP)	FOR

•	Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

•	We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

Require Independent Board Chairman (SHP)	CASE-BY-CASE

•	We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

Require Two Candidates for Each Board Seat (SHP)	AGAINST

•	We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

[1]	For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

1.2	COMPENSATION PROPOSALS

Elimination of Single-Trigger Change in Control Agreements (SHP)	FOR

•	Companies sometimes include single trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change in control of the company without any additional requirement) in employment agreements and compensation plans.

•	We may oppose directors who establish these provisions, or we may oppose compensation plans that include them. We will support shareholder proposals calling for future employment agreements and compensation plans to include double trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change in control of the company and termination of employment).

Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

•	We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

•	We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

•	Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

•	These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

•	We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

Approve Remuneration for Directors and Auditors	CASE-BY-CASE

•	We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

Approve Remuneration Reports and Policies	CASE-BY-CASE

•	In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

•	We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

•	In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

•	Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

•	In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

•	In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

Executive and Employee Compensation Plans	CASE-BY-CASE

•	Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

•	Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

Limit Executive Pay (SHP)	CASE-BY-CASE

•	We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

Mandatory Holding Periods (SHP)	AGAINST

•	We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

•

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

•	We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

Recovery of Performance-Based Compensation (SHP)	FOR

•	We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

•	Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

•	We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

•	Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

•	We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

1.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

Amend Exclusive Forum Bylaw (SHP)	AGAINST

•	We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

Amend Net Operating Loss (“NOL”) Rights Plans	FOR

•	NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

Authorize Share Repurchase	FOR

•	We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Blank Check Preferred Stock	AGAINST

•	Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

•	We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

•	Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Elimination of Preemptive Rights	CASE-BY-CASE

•	Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

Expensing Stock Options (SHP)	FOR

•	US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

Fair Price Provisions	CASE-BY-CASE

•	A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

•	Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

•	We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

Increase Authorized Common Stock	CASE-BY-CASE

•

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—

must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

•	In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

Issuance of Equity Without Preemptive Rights	FOR

•	We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

Issuance of Stock with Unequal Voting Rights	CASE-BY-CASE

•	Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. We evaluate these proposals on a case-by-case basis and take into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

Net Long Position Requirement	FOR

•	We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

Reincorporation	CASE-BY-CASE

•	There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

•	Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

•	If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

Stock Splits	FOR

•	Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

•	Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

•	We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

Transferrable Stock Options	CASE-BY-CASE

•	In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

•	These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

1.4	AUDITOR PROPOSALS

Appointment of Auditors	FOR

•	We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

•	We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Approval of Financial Statements	FOR

•	In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

Approval of Internal Statutory Auditors	FOR

•	Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

•	In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

•	We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Separating Auditors and Consultants (SHP)	CASE-BY-CASE

•	We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

•	We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

•	We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

1.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

A Shareholder’s Right to Call Special Meetings (SHP)	FOR

•	Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

•	We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

Adopt Cumulative Voting (SHP)	CASE-BY-CASE

•	Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

•	We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

•	Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

•	In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

Early Disclosure of Voting Results (SHP)	AGAINST

•	These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

•	Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

•	In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR

•	Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

Proxy Access for Annual Meetings (SHP) (Management)	FOR

•	These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

•	We will generally vote against proposals that use requirements that are more strict than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We may vote against individual directors or entire boards who a) exclude from their ballot properly submitted shareholder proxy access proposals; b) compete against shareholder proxy access proposals with stricter management proposals on the same ballot.

•	We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

•	From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

•	Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

•	A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

Shareholder Proponent Engagement Process (SHP)	FOR

•	We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

Supermajority Vote Requirements	AGAINST

•	A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

•	In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

1.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

Animal Welfare (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on items such as pig gestation crates and animal welfare in the supply chain, or policy adoption requests on items such as dehorning cattle and animal testing.

•	For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Climate Change (SHP)	CASE-BY-CASE

•	Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities.

Carbon Accounting (SHP)	FOR

These proposals may include greenhouse gas emissions (GHG) standards or reduction targets and/or methane reduction targets. Companies also may be asked to set quantitative goals, which may pertain to the company’s operations or product development and distribution. We generally support these proposals, while taking into account whether the proposed information is of added benefit to shareholders and the degree to which this issue is material to the company and the industry in which the company operates.

Carbon Risk	FOR

This set of proposals focusses on the risks associated with climate change. It may include proposals on GHG emission and finance, hydraulic fracturing/shale risk, offshore oil wells, oil and gas transport risk, and coal ash risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

•	Proposals relating to charitable contributions may be sponsored by either management or shareholders.

•	Management proposals may ask to approve the amount for charitable contributions.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Environmental Proposals (SHP)	CASE-BY-CASE

•	These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

•	For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

•	For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Health Proposals (SHP)	CASE-BY-CASE

•	These proposals may include reports on pharmaceutical pricing, the link between fast food and childhood obesity, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

•	Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

End Production of Tobacco Products	AGAINST

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

Spin-Off Tobacco-Related Business	CASE-BY-CASE

Proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. Unlike the type of proposal cited above in (a), which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

Pharmaceutical Pricing (US)	CASE-BY-CASE

These proposals seek to require a company to report on the risk of high specialty drug prices in the US.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Human Rights Policies and Reports (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on human rights risk assessment, humanitarian engagement policies, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

•	For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

•	We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

Lobbying and Political Spending (SHP)	FOR

•	We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

Other Business	AGAINST

•	In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

Reimbursement of Shareholder Expenses (SHP)	AGAINST

•	These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

Sustainability Report (SHP)	FOR

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Work Place: Diversity (SHP)	FOR

•	Work place diversity reports generally fall in two categories: Disclosing EEO Data and Adopting Sexual Orientation/Gender Identification (ID) policies.

•	We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

•	We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation and gender ID.

Work Place: Pay Disparity (SHP)	CASE-BY-CASE

•	A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers and/or between genders, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

•	In the US, the SEC, in August 2015, adopted a rule requiring US issuers, for fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This rule, however, does not address all of the issues addressed by pay disparity reports. Accordingly, we will continue to evaluate these proposals on a case-by-case basis, taking into account the specific metrics and scope of the information requested and whether the SEC’s rule renders the proposal unnecessary.

2.	CONFLICTS OF INTEREST

2.1	INTRODUCTION

•

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

•	AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

2.2	ADHERENCE TO STATED PROXY VOTING POLICIES

•	Votes generally are cast in accordance with this policy[3]. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

2.3	DISCLOSURE OF CONFLICTS

•	When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

2.4	POTENTIAL CONFLICTS LIST

•	No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

Publicly-traded companies that distribute AB mutual funds;

Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

Publicly-traded affiliated companies;

Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

Any other conflict of which a Proxy Committee member becomes aware4.

•	We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

2.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

•	When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

[3]	From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.
[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

2.6	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

•	We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

2.7	CONFIDENTIAL VOTING

•	It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

•	We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

•	On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

•	Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

2.8	A NOTE REGARDING AB’S STRUCTURE

•	AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

•	As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

3.	VOTING TRANSPARENCY

•	We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

4.	RECORDKEEPING

•	All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

4.1	PROXY VOTING POLICY

•	The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

4.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

•	For US Securities[5], AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

4.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

•	Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

4.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

•	Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

4.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

•	The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

5.	PROXY VOTING PROCEDURES

5.1	VOTE ADMINISTRATION

•	In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

•	Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

•	If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

5.2	SHARE BLOCKING

•	Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

•	We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

5.3	LOANED SECURITIES

•	Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

PROXY COMMITTEE MEMBERS

•	The members of the Proxy Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

PROXY COMMITTEE

Vincent DuPont, SVP—Equities

Linda Giuliano, SVP—Equities

Saskia Kort-Chick, VP—Equities

David Lesser, VP—Legal

James MacGregor, SVP—Equities

Mark Manley, SVP—Legal

Ryan Oden, AO—Equities

Anthony Rizzi, VP—Operations

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
+	Board Diversity			+

+	Establish New Board Committees and Elect Board Members with Specific Expertise			+

	Changes in Board Structure and Amending the Articles of Incorporation	+

	Classified Boards		+

	Director Liability and Indemnification			+

+	Disclose CEO Succession Plan	+

	Election of Directors	+

	Controlled Company Exemption			+

	Voting for Director Nominees in a Contested Election			+

+	Independent Lead Director	+

+	Limit Term of Directorship			+

+	Majority of Independent Directors	+

+	Majority of Independent Directors on Key Committees	+

+	Majority Votes for Directors	+

+	Removal of Directors Without Cause	+

+	Require Independent Board Chairman			+

+	Require Two Candidates for Each Board Seat		+

Compensation Proposals

+	Elimination of Single Trigger Change-in-Control Agreements	+

+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+

+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+

+	Advisory Vote to Ratify Directors’ Compensation	+

+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+

	Approve Remuneration for Directors and Auditors			+

	Approve Remuneration Reports			+

	Approve Retirement Bonuses for Directors (Japan and South Korea)			+

	Approve Special Payments to Continuing Directors and Auditors (Japan)			+

+	Disclose Executive and Director Pay			+

+	Exclude Pension Income from Performance-Based Compensation	+

	Executive and Employee Compensation Plans			+

+	Limit Dividend Payments to Executives		+

+	Limit Executive Pay			+

+	Mandatory Holding Periods		+

+	Performance-Based Stock Option Plans			+

+	Prohibit Relocation Benefits to Senior Executives		+

Shareholder Proposal		For	Against	Case-by- Case
+	Recovery of Performance-Based Compensation	+

+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+

+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+

+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+

Capital Changes and Anti-Take Over Proposals

+	Amend Exclusive Forum Bylaw		+

	Amend Net Operating Loss (“NOL”) Rights Plans	+

	Authorize Share Repurchase	+

	Blank Check Preferred Stock		+

	Corporate Restructurings, Merger Proposals and Spin-Offs			+

	Elimination of Preemptive Rights			+

+	Expensing Stock Options	+

	Fair Price Provisions			+

	Increase Authorized Common Stock			+

	Issuance of Equity without Preemptive Rights	+

	Issuance of Stock with Unequal Voting Rights			+

	Net Long Position Requirement	+

	Reincorporation			+

+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+

	Stock Splits	+

+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+

	Transferrable Stock Options			+

Auditor Proposals

	Appointment of Auditors	+

	Approval of Financial Statements	+

	Approval of Internal Statutory Auditors	+

+	Limit Compensation Consultant Services		+

	Limitation of Liability of External Statutory Auditors (Japan)			+

+	Separating Auditors and Consultants			+

Shareholder Access & Voting Proposals

+	A Shareholder’s Right to Call Special Meetings	+

+	Adopt Cumulative Voting			+

+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

+	Early Disclosure of Voting Results		+

+	Implement Confidential Voting	+

	Limiting a Shareholder’s Right to Call Special Meetings		+

+	Permit a Shareholder’s Right to Act by Written Consent	+

+	Proxy Access for Annual Meetings	+

	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+

Shareholder Proposal		For	Against	Case-by- Case
+	Rotation of Locale for Annual Meeting		+

+	Shareholder Proponent Engagement Process	+

	Supermajority Vote Requirements		+

Environmental & Social, Disclosure Proposals

+	Animal Welfare			+

+	Climate Change			+

+	Carbon Accounting	+

+	Carbon Risk	+

+	Charitable Contributions			+

+	Environmental Proposals			+

+	Genetically Altered or Engineered Food and Pesticides			+

+	Health Proposals			+

+	End Production of Tobacco Products		+

+	Spin-Off Tobacco-Related Business			+

+	Pharmaceutical Pricing (US)			+

+	Human Rights Policies and Reports			+

+	Include Sustainability as a Performance Measure (SHP)			+

+	Lobbying and Political Spending	+

+	Other Business		+

+	Reimbursement of Shareholder Expenses		+

+	Sustainability Report			+

+	Work Place: Diversity	+

+	Work Place: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

•	Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
Phillip Kirstein	Date:
Date:

•	Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

Introduction

•	AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

•	Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

•	SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

Approach to ESG

•	Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

Commitment to the PRI

•	In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

•	After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

•	In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

•	The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul DeNoon; since August 2002; Senior Vice President of AllianceBerntein L.P. (“AB”) and Director of Emerging Market Debt	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Director of Emerging Market Debt.

Douglas J. Peebles; since August 2002; Senior Vice President of AB, Chief Investment Officer and Co-Head of Fixed Income	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Chief Investment Officer and Co-Head of Fixed Income.

Marco Santamaria, since September 2010; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since June 2010. Prior thereto, he was a founding partner at Global Securities Advisors, an emerging-markets oriented fixed-income hedge fund since prior to 2006.

Matthew S. Sheridan; since October 2005; Vice President of AB	Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2006,

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2016.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul DeNoon	15	$8,807,000,000	None	None

Douglas J. Peebles	30	$12,924,000,000	None	None

Marco Santamaria	4	$881,000,000	None	None

Matthew S. Sheridan	34	$15,260,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul DeNoon	36	$27,991,000,000	None	None

Douglas J. Peebles	55	$5,930,000,000	None	None

Marco Santamaria	24	$4,377,000,000	None	None

Matthew S. Sheridan	60	$26,336,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul DeNoon	14	$9,292,000,000	2	$1,519,000,000

Douglas J. Peebles	88	$28,704,000,000	4	$2,554,000,000

Marco Santamaria	11	$8,770,000,000	2	$1,519,000,000

Matthew S. Sheridan	48	$23,552,000,000	4	$2,554,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Advisor recognizes that conflicts of interest are inherent in its business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Advisor places the interests of its clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business

Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Advisor and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants on the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors that can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2016 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul DeNoon	$690,000 - $700,000
Marco Santamaria	None
Douglas J. Peebles	$460,000 - $470,000
Matthew S. Sheridan	$230,000 - $240,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 31, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 31, 2016